                                                                     EXHIBIT T3C
--------------------------------------------------------------------------------
                              [Form of Indenture]





                          NEW MILLENNIUM HOMES, LLC,
                                    ISSUER,

                                      AND

                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                                    TRUSTEE

                                   INDENTURE

                            Dated as of August __, 2000

                        _______________________________

                                     UP TO
                                 $116,843,000
                    ZERO COUPON NOTES DUE DECEMBER 31, 2004



--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
ARTICLE ONE  DEFINITIONS...............................................................................................   1

     Section 1.1    Certain Terms Defined..............................................................................   1
                    ---------------------

ARTICLE TWO  SECURITIES................................................................................................  15

     Section 2.1    Form and Dating....................................................................................  15
                    ---------------
     Section 2.2    Execution and Authentication.......................................................................  16
                    ----------------------------
     Section 2.3    Certificate of Authentication......................................................................  17
                    -----------------------------
     Section 2.4    Registration, Transfer and Exchange................................................................  17
                    -----------------------------------
     Section 2.5    Mutilated, Defaced, Destroyed, Lost and Stolen Securities..........................................  19
                    ---------------------------------------------------------
     Section 2.6    Cancellation of Securities; Destruction Thereof....................................................  20
                    -----------------------------------------------
     Section 2.7    Temporary Securities...............................................................................  20
                    --------------------
     Section 2.8    Currency and Manner of Payments in Respect of Securities...........................................  20
                    --------------------------------------------------------

ARTICLE THREE  REDEMPTIONS.............................................................................................  21

     Section 3.1    Notices to Trustee.................................................................................  21
                    ------------------
     Section 3.2    Selection of Securities to be Redeemed.............................................................  21
                    --------------------------------------
     Section 3.3    Notice of Redemption...............................................................................  21
                    --------------------
     Section 3.4    Effect of Notice of Redemption.....................................................................  22
                    ------------------------------
     Section 3.5    Deposit of Redemption Price........................................................................  22
                    ---------------------------
     Section 3.6    Securities Redeemed in Part........................................................................  23
                    ---------------------------
     Section 3.7    Optional Redemption................................................................................  23
                    -------------------
     Section 3.8    Mandatory Redemption...............................................................................  23
                    --------------------

ARTICLE FOUR  COVENANTS OF THE COMPANY.................................................................................  23

     Section 4.1    Payment of Principal...............................................................................  23
                    --------------------
     Section 4.2    Offices for Payments, etc..........................................................................  24
                    -------------------------
     Section 4.3    Appointment to Fill a Vacancy in Office of Trustee.................................................  24
                    --------------------------------------------------
     Section 4.4    Paying Agents......................................................................................  24
                    -------------
     Section 4.5    Compliance Certificate; Notices of Default.........................................................  25
                    ------------------------------------------
     Section 4.6    Reports............................................................................................  26
                    -------
     Section 4.7    Legal Existence....................................................................................  26
                    ---------------
     Section 4.8    Payment of Taxes and Other Claims..................................................................  26
                    ---------------------------------
     Section 4.9    Maintenance of Properties..........................................................................  27
                    -------------------------
     Section 4.10   Maintenance of Insurance...........................................................................  27
                    ------------------------
     Section 4.11   Compliance with Laws...............................................................................  27
                    --------------------
     Section 4.12   Change of Control..................................................................................  27
                    -----------------
     Section 4.13   Limitation on Issuances and Dispositions of Capital of Subsidiaries................................  28
                    -------------------------------------------------------------------
     Section 4.14   Limitation on Restricted Payments..................................................................  29
                    ---------------------------------

                               Table of Contents
                                  (Continued)

                                                                                                                       page
                                                                                                                       ----
     Section 4.15   Limitation on Transactions with Affiliates........................................................   31
                    ------------------------------------------
     Section 4.16   Limitation on Asset Sales.........................................................................   32
                    -------------------------
     Section 4.17   Limitation on Payment Restrictions Affecting Subsidiaries.........................................   33
                    ---------------------------------------------------------
     Section 4.18   Limitation on Investments.........................................................................   34
                    -------------------------
     Section 4.19   Waiver of Stay, Extension or Usury Laws...........................................................   35
                    ---------------------------------------
     Section 4.20   Limitation on Incurrence of Indebtedness..........................................................   35
                    ----------------------------------------
     Section 4.21   Additional Subsidiary Guarantors..................................................................   36
                    --------------------------------
     Section 4.22   Limitation of Liens...............................................................................   36
                    -------------------
     Section 4.23   Payments for Consent..............................................................................   36
                    --------------------
     Section 4.24   Real Property Acquisitions........................................................................   36
                    --------------------------
     Section 4.25   Maintenance and Alterations.......................................................................   36
                    ---------------------------
     Section 4.26   Certain Environmental Matters.....................................................................   37
                    -----------------------------

ARTICLE FIVE  HOLDERS LISTS AND REPORTS BY COMPANY AND THE TRUSTEE....................................................   37

     Section 5.1    The Company to Furnish Trustee Information as to Names and Addresses of Holders...................   37
                    -------------------------------------------------------------------------------
     Section 5.2    Disclosure of Names and Addresses of Holders......................................................   37
                    --------------------------------------------
     Section 5.3    Reports by the Trustee............................................................................   37
                    ----------------------

ARTICLE SIX CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER..............................................................  38

     Section 6.1    Merger or Consolidation............................................................................  38
                    -----------------------
     Section 6.2    Successor Corporation Substituted..................................................................  39
                    ---------------------------------

ARTICLE SEVEN  REMEDIES OF THE TRUSTEE AND HOLDERS ON EVENT OF DEFAULT.................................................  39

     Section 7.1    Event of Default Defined; Acceleration of Maturity; Waiver of Default..............................  39
                    ---------------------------------------------------------------------
     Section 7.2    Collection of Indebtedness by Trustee; Trustee May Prove Debt......................................  42
                    -------------------------------------------------------------
     Section 7.3    Application of Proceeds............................................................................  44
                    -----------------------
     Section 7.4    Suits for Enforcement..............................................................................  45
                    ---------------------
     Section 7.5    Restoration of Rights on Abandonment of Proceedings................................................  45
                    ---------------------------------------------------
     Section 7.6    Limitations on Suits by Holders....................................................................  45
                    -------------------------------
     Section 7.7    Unconditional Right of Holders to Institute Certain Suits..........................................  46
                    ---------------------------------------------------------
     Section 7.8    Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default............................  46
                    -----------------------------------------------------------------------
     Section 7.9    Control by Holders of Securities...................................................................  46
                    --------------------------------
     Section 7.10   Waiver of Past Defaults............................................................................  47
                    -----------------------

                               Table of Contents
                                  (Continued)

                                                                                                                       Page
                                                                                                                       ----
     Section 7.11   Trustees to Give Notice of Default, But May Withhold in Certain Circumstances......................  47
                    -----------------------------------------------------------------------------
     Section 7.12   Right of Court to Require Filing of Undertaking to Pay Costs.......................................  48
                    ------------------------------------------------------------

ARTICLE EIGHT CONCERNING THE TRUSTEE...................................................................................  48

     Section 8.1    Duties and Responsibilities of the Trustee; During Default; Prior to Default.......................  48
                    ----------------------------------------------------------------------------
     Section 8.2    Certain Rights of the Trustee......................................................................  49
                    -----------------------------
     Section 8.3    Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds
                    ------------------------------------------------------------------------------------------
                    Thereof............................................................................................  50
                     ------
     Section 8.4    Trustee and Agents May Hold Securities; Collections, etc...........................................  51
                    --------------------------------------------------------
     Section 8.5    Monies Held by Trustee.............................................................................  51
                    ----------------------
     Section 8.6    Compensation and Indemnification of Trustee and Its Prior Claim....................................  51
                    ---------------------------------------------------------------
     Section 8.7    Right of Trustee to Rely on Officers' Certificate, etc.............................................  51
                    ------------------------------------------------------
     Section 8.8    Persons Eligible for Appointment as Trustee........................................................  52
                    -------------------------------------------
     Section 8.9    Resignation and Removal; Appointment of Successor Trustee..........................................  52
                    ---------------------------------------------------------
     Section 8.10   Acceptance of Appointment by Successor Trustee.....................................................  53
                    ----------------------------------------------
     Section 8.11   Merger, Conversion, Consolidation or Succession to Business of Trustee.............................  54
                    ----------------------------------------------------------------------
     Section 8.12   Preferential Collection of Claims Against the Company..............................................  54
                    -----------------------------------------------------
     Section 8.13   Appointment of Authenticating Agent................................................................  54
                    -----------------------------------

ARTICLE NINE CONCERNING THE HOLDERS....................................................................................  55

     Section 9.1    Evidence of Action Taken by Holders................................................................  55
                    -----------------------------------
     Section 9.2    Proof of Execution of Instruments and of Holding of Securities.....................................  56
                    --------------------------------------------------------------
     Section 9.3    Holders to be Treated as Owners....................................................................  56
                    -------------------------------
     Section 9.4    Securities Owned by the Company Deemed Not Outstanding.............................................  56
                    ------------------------------------------------------
     Section 9.5    Right of Revocation of Action Taken................................................................  57
                    -----------------------------------

ARTICLE TEN AMENDMENTS.................................................................................................  57

     Section 10.1   Amendments and Supplements Permitted Without Consent of Holders....................................  57
                    ---------------------------------------------------------------
     Section 10.2   Amendments and Supplements Requiring Consent of Holders............................................  58
                    -------------------------------------------------------
     Section 10.3   Compliance with TIA................................................................................  59
                    -------------------
     Section 10.4   Revocation and Effect of Consents..................................................................  59
                    ---------------------------------

                               Table of Contents
                                  (Continued)

                                                                                                                       Page
                                                                                                                       ----
     Section 10.5   Notation on or Exchange of Securities..............................................................  60
                    -------------------------------------
     Section 10.6   Trustee Protected..................................................................................  60
                    -----------------

ARTICLE ELEVEN SATISFACTION AND DISCHARGE OF INDENTURE;
                    UNCLAIMED MONIES...................................................................................  60

     Section 11.1   Satisfaction and Discharge of Indenture............................................................  60
                    ---------------------------------------
     Section 11.2   Application by Trustee of Funds Deposited for Payment of Securities; Other Miscellaneous             64
                    Provisions.........................................................................................
                    ----------
     Section 11.3   Repayment of Monies Held by Paying Agent...........................................................  65
                    ----------------------------------------
     Section 11.4   Return of Monies Held by Trustee and Paying Agent Unclaimed for Two Years..........................  65
                    -------------------------------------------------------------------------
     Section 11.5   Indemnity for U.S. Government Obligations..........................................................  65
                    -----------------------------------------

ARTICLE TWELVE THE SECURITY............................................................................................  66

     Section 12.1   Security...........................................................................................  66
                    --------
     Section 12.2   Recording, etc.....................................................................................  66
                    --------------
     Section 12.3   Release of Pledged Collateral......................................................................  67
                    -----------------------------
     Section 12.4   Satisfaction and Discharge; Defeasance.............................................................  67
                    --------------------------------------
     Section 12.5   Authorization of Actions To Be Taken by the Trustee Under the Pledge Agreement.....................  68
                    ------------------------------------------------------------------------------
     Section 12.6   Authorization of Receipt of Funds by the Trustee Under the Pledge Agreement........................  68
                    ---------------------------------------------------------------------------
     Section 12.7   No Real Property Security..........................................................................  68
                    -------------------------

ARTICLE THIRTEEN MISCELLANEOUS PROVISIONS..............................................................................  68

     Section 13.1   Incorporators, Equityholders, Officers, Managers and Directors of Company Exempt from Individual     68
                    Liability..........................................................................................
                    ---------
     Section 13.2   Provisions of Indenture for the Sole Benefit of Parties and Holders of Securities..................  69
                    ---------------------------------------------------------------------------------
     Section 13.3   Successors and Assigns of the Company Bound by Indenture...........................................  69
                    --------------------------------------------------------
     Section 13.4   Notices............................................................................................  69
                    -------
     Section 13.5   Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein.................  69
                    ----------------------------------------------------------------------------------
     Section 13.6   Payments Due on Saturdays, Sundays and Holidays....................................................  70
                    -----------------------------------------------
     Section 13.7   Conflict of Any Provision of Indenture with TIA....................................................  71
                    -----------------------------------------------
     Section 13.8   New York Law to Govern.............................................................................  71
                    ----------------------
     Section 13.9   Counterparts.......................................................................................  71
                    ------------
     Section 13.10  Effect of Headings.................................................................................  71
                    ------------------

                           CROSS REFERENCE SHEET/1/

     Provisions of Trust Indenture Act of 1939, as amended and Indenture to be dated as of August ___, 2000 among NEW MILLENNIUM HOMES, LLC and U.S. Bank Trust National Association, Trustee:

                Section of the Act                 Section of Indenture
------------------------------------------------   ---------------------
310(a)..........................................   8.8
310(a)(1) and (2)...............................   8.9, 8.10(b)
310(b)..........................................   8.8, 8.9(b), 8.10, 8.11, 13.7
311.............................................   13.7
311(a)..........................................   5.1, 5.2, 8.12
312.............................................   5.3
312(a)..........................................   5.1, 5.2, 13.7
312(b)..........................................   5.2, 13.7
312(c)..........................................   13.7
313.............................................   5.3, 13.7
313(c)..........................................   2.2, 7.11
314.............................................   13.7
314(a)..........................................   4.6
314(c)(1) and (2)...............................   13.5
314(e)..........................................   13.5
315(a), (c) and (d).............................   8.1, 13.7
315(b)..........................................   7.11, 13.7
315(e)..........................................   7.12, 8.9(b), 13.7
316(a)..........................................   7.6, 13.7
316(b)..........................................   7.6, 13.7
317(a)..........................................   7.2
317(b)..........................................   4.4
318(a)..........................................   13.7


_________________________________

/1/   This Cross Reference Sheet is not part of the Indenture.

    INDENTURE, dated as of August __, 2000, between New Millennium Homes, LLC, a Delaware limited liability company (the "Company") and any successor entity
                                         -------
thereto, having its principal office at 2823 McGaw Avenue, Irvine, California 92614, and U.S. Bank Trust National Association (the "Trustee"), having its
                                                      -------
principal office at 180 East Fifth Street, Suite 200, St. Paul, Minnesota 55101.


    Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Zero Coupon Notes due December 31, 2004.

                                  ARTICLE ONE

                                  DEFINITIONS

Section 1.1  Certain Terms Defined.
             ---------------------

     The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture shall have the respective meanings specified in this Section. All other terms used in this Indenture that are defined in the TIA or the definitions of which in the Securities Act are referred to in the TIA, including terms defined therein by reference to the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires), shall have the meanings assigned to such terms in the TIA and in the Securities Act as in force at the date of this Indenture. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with GAAP. The words "herein" "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular.

     "Acceleration Notice" shall have the meaning set forth in Section 7.1.
      -------------------                                      -----------

     "Acquisition" means the purchase or other acquisition of any Person or all
      -----------
or substantially all of the assets of any Person by any other Person, whether by purchase of Capital or assets, merger, consolidation or other transfer, and whether or not for consideration.

     "Additional Guarantor" shall have the meaning set forth in Section 4.21.
      --------------------                                      ------------

     "Adjusted Consolidated Net Income" means, for any Person for any period,
      --------------------------------
the aggregate net income (or loss) of such Person and its consolidated Subsidiaries for such period determined in accordance with GAAP; provided,
                                                                 --------
however, that the following items shall be excluded in computing Adjusted
-------
Consolidated Net Income (without duplication): (a) the net income (or loss) of any Person (other than a Wholly Owned Subsidiary of such first Person) in which any other Person (other than such first Person or any of its Wholly Owned Subsidiaries) has a joint or shared interest, except to the extent of the amount of cash dividends or other distributions actually paid to, and received by, such first Person or any of its Wholly Owned Subsidiaries during such period out of funds legally available therefor; (b) the net income (or loss) of any Person accrued prior to the date it becomes a Subsidiary of such first Person or any of its

Subsidiaries or all or substantially all of the property and assets of such Person are acquired by such first Person or any of its Subsidiaries; (c) the net income (or loss) of any Subsidiary of such first Person which Subsidiary is subject to a Payment Restriction except (i) such exclusion shall not apply to the extent of the amount of cash dividends or other distributions actually paid to, and received by, such first Person or any of its Subsidiaries during such period from such Subsidiary in compliance with such Payment Restriction out of funds legally available therefor, and (ii) such exclusion shall apply only while such Payment Restriction is in effect, and upon the elimination or reduction of such Payment Restriction, the previously excluded net income (or loss) shall be added back retroactively; (d) any gains or losses (on an after-tax basis) attributable to Asset Sales; and (e) all extraordinary gains and extraordinary losses.

     "Affiliates" means, as applied to any Person, any other Person directly or
      ----------
indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

     "Affiliate Transaction" shall have the meaning set forth in Section
      ---------------------                                      -------
4.15(a).

     "Applicable Documents" means collectively, this Indenture, the Securities,
      --------------------
the Pledge Agreement and the Guaranty.

     "Appraisal" means an appraisal of the fair market value of Real Property,
      ---------
taking into account the currently permissible uses of such property under existing laws and regulations applicable thereto, independently and impartially prepared in writing by a qualified appraiser who is not employed by the Company or any senior lender party to the Working Capital Line.

     "Appraised Value" means the fair market value of real property as
      ---------------
determined by the most recent Appraisal or, if there is no such Appraisal, Fair Market Value.

     "Asset Sale" means any sale, transfer or other disposition (including by
      ----------
way of merger, consolidation, exchange of assets or sale-leaseback transactions), in one transaction or a series of related transactions, by the Company or any of its Subsidiaries to any Person other than the Company or any of its Wholly Owned Subsidiaries of (a) all or any of the Capital of any Subsidiary of the Company, (b) all or substantially all of the property and assets of an operating unit or business of the Company or any of its Subsidiaries, or (c) any other property and assets of the Company or any of its Subsidiaries outside the ordinary course of business of the Company or such Subsidiary and, in each case, that is not governed by the provisions of Article
                                                                        -------
Six of this Indenture.
---

     "Authenticating Agent" shall have the meaning set forth in Section 8.13.
      --------------------                                      ------------

     "Board of Directors" means, (a) with respect to any Person that is a
      ------------------
limited liability company, either the sole manager of such Person or, if there is more than one manager, the managers of such Person, acting as a group, or any committee of the managers of such Person authorized, with respect to any particular matter, to exercise the power of the managers, and

(b) when used with reference to any corporation, means the Board of Directors of such Person or any committee of such Board duly authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such Person.

     "Board Resolution" means, with respect to any Person, a duly adopted
      ----------------
resolution of the Board of Directors or general partner or partners of such Person, as applicable.

     "Business Day" means any day except a Saturday, Sunday or other day on
      ------------
which commercial banks in the City of New York, New York, are authorized or required by law to close.

     "Calabasas Development Financing" means financing of the holding,
      -------------------------------
development or improvement of the Calabasas Property (including, without limitation, the financing of any related interest reserve) in the ordinary course of business, which financing is secured primarily by the Calabasas Property.

     "Calabasas Property" means all or any part of the 527 lots owned by New
      ------------------
Millennium in Calabasas, California on the date of this Indenture.

     "Capital" means, (a) with respect to any corporation, any and all shares,
      -------
interests, participations or other equivalents (however designated, whether voting or non-voting) of such corporation's capital stock, whether now outstanding or issued after the date of this Indenture, including, without limitation, all common stock and any series of preferred stock, and (b) with respect to any other Person, any partnership interest, joint venture interest, limited liability company member interest or other form of equity sharing or participation interest, as applicable, and (c) warrants, options, participations or other equivalents of or interests (however designated) in any of the items described in clause (a) or (b) above.
             ----------    ---

     "Capitalized Lease Obligation" means, as applied to any Person, obligations
      ----------------------------
of such Person under any lease of any property (whether real, personal or mixed) which, in accordance with GAAP, is required to be capitalized on the balance sheet of such Person, and the amount of Indebtedness represented by such obligations shall be the capitalized amount of such obligations determined in accordance with GAAP.

     "Cash Equivalents" means (a) U.S. Government Obligations, (b) commercial
      ----------------
paper, (c) time deposits, certificates of deposit and banker's acceptances, (d) repurchase agreements that are secured by a perfected security interest in U.S. Government Obligations and (e) money market funds investing solely in one or both of the types of securities described in clause (a) and clause (b) above.
                                             ----------     ----------

     "Change of Control" means (a) any transaction or series of related
      -----------------
transactions occurring after the Closing Date that results in any Person or group of Persons (within the meaning of Section 13(d)(3) of the Exchange Act), becoming "beneficial owner" (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder), directly or indirectly, of more than 50% of the total voting power of the Capital of the Company or of any Person that possesses beneficial ownership (as determined in accordance with Rule 13d-3 under the Exchange Act), directly or indirectly of 50% or more of the aggregate voting power of all classes of Capital; (b) the sale, lease, transfer or other disposition (other than to a Wholly Owned Subsidiary) whether direct or indirect, of all or substantially all of the assets of the Company to any Person or group of Persons (within the meaning of Section 13(d)(3) of the Exchange Act) in one transaction or a series of related transactions, provided, however, that (i) a sale of the
                                     --------  -------
Calabasas Property in one transaction or a series of related transactions or
(ii) a transaction or series of related transactions where the holders of the total voting power of the Capital of the Company immediately prior to such transaction own, directly or indirectly, 50% or more of the total voting power of the Capital of such Person or group of Persons immediately after such transaction will not be a Change of Control; (c) the merger or consolidation of the Company, with or into another corporation or entity, or the merger of another corporation or entity into the Company, or any other transaction, with the effect that, immediately after the consummation thereof Persons beneficially owning (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) the total voting power of the Capital of the Company immediately prior to such consummation shall beneficially own (within the meaning of Section 13(d) under the Exchange Act and the rules and regulations promulgated thereunder) less than 50% of the total voting power of the Capital of the Company or the surviving entity if other than the Company after giving effect to the applicable transaction; (d) the liquidation or dissolution of the Company, provided, however, that a liquidation or dissolution
                            --------  -------
of the Company which is part of a transaction or series of related transactions that does not constitute a Change of Control under the provision of clause (b)
                                                                    ----------
above will not constitute a Change of Control under this clause (d); or (e) the
                                                         ----------
first day on which a majority of the members of the Board of Directors of the Company are not Continuing Directors. For purposes of this definition, the term Person includes a "person" within the meaning of Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.

     "Closing Date" means the date on which the Securities are originally issued
      ------------
under this Indenture.

     "Commission" means the Securities and Exchange Commission, as from time to
      ----------
time constituted, or if at any time after the execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the TIA, then the body performing such duties on such date.

     "Commodity Agreement" means any agreement or arrangement designed to
      -------------------
protect the Company or any of its Subsidiaries against fluctuations in the prices of commodities used by the Company or any of its Subsidiaries in the ordinary course of its business.

     "Company" means New Millennium Homes, LLC, a Delaware limited liability
      -------
company, and, subject to Article Six hereof, its successors and assigns.
                         -----------

     "Company Order" means a written statement, request or order of the Company
      -------------
signed in its name by the Chairman, the Chief Executive Officer, the President or a Vice President and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

     "Consolidated" or "consolidated," when used with reference to any
      ------------      ------------
accounting term, means the amount described by such accounting term, determined on a consolidated basis in accordance with GAAP, after elimination of intercompany items; provided, however, that for
                    --------  -------
purposes of this Indenture, all Subsidiaries of the Company shall be deemed to be consolidated with the Company under GAAP.

     "Consolidated Coverage Ratio" of any Person on any date of determination
      ---------------------------
(the "Transaction Date") means, the ratio on a pro forma basis, of (a) the
      ----------------
aggregate amount of EBITDA of such Person attributable to continuing operations and business (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of prior to the Transaction Date) to (b) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to operations and businesses permanently discontinued or disposed of prior to the Transaction Date but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, however, that for
                                               --------  -------
purposes of such calculation, (i) Acquisitions which occurred during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date shall be given pro forma effect as if they had occurred on the first day of the Reference Period, (ii) transactions giving rise to the need to calculate the Consolidated Coverage Ratio shall be given pro forma effect as if they had occurred on the first day of the Reference Period, (iii) the incurrence of any Indebtedness or issuance of any Disqualified Capital during the Reference Period or subsequent to the Reference Period and on or prior to the Transaction Date (and the application of the proceeds therefrom to the extent used to refinance or retire other Indebtedness) shall be given pro forma effect as if they had occurred on the first day of such Reference Period, and (iv) the Consolidated Fixed Charges of such person attributable to any Indebtedness or any Disqualified Capital bearing a floating interest (or dividend) rate shall be computed on a pro forma basis as if the average rate in effect from the beginning of the Reference Period to the Transaction Date had been the applicable rate for the entire period, unless such person or any of its Subsidiaries is a party to an Interest Rate Agreement (which shall remain in effect for the 12 month period immediately following the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

     "Consolidated Fixed Charges" of any Person means, for any period, the
      --------------------------
aggregate amount (without duplication and determined in each case in accordance with GAAP) of (a) interest expense of such person for such period, whether expensed or capitalized, paid or accrued (including, in accordance with the following sentence, interest attributable to Capitalized Lease Obligations), of such Person and its Subsidiaries during such period, including, without limitation, to the extent such expense was deducted in computing Adjusted Consolidated Net Income for such period (i) amortization of original issue discount and non-cash interest payments or accruals on any Indebtedness, (ii) the interest portion of all deferred payment obligations that constitute Indebtedness and (iii) all commission, discounts and other fees and charges owed with respect to bankers' acceptances and letter of credit financings and Interest Rate Agreements, and (b) the amount of dividends payable, whether expensed or capitalized, paid or accrued, by such person or any of its Subsidiaries in respect of Disqualified Capital (other than by Subsidiaries of such person to such person or such person's Wholly Owned Subsidiaries). For purposes of this definition, (x) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined by the Company to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP and (y) interest expense attributable to any Indebtedness represented by the guaranty by such Person or a Subsidiary of such Person of an obligation of another Person shall be deemed to be the interest expense attributable to the Indebtedness guaranteed.

     "Consolidated Net Worth" of any Person at any date means the aggregate of
      ----------------------
capital, surplus and retained earnings of such Person and its Subsidiaries, as would be shown on the consolidated balance sheet of such Person prepared in accordance with GAAP, adjusted to exclude (to the extent included in calculating such equity) and without duplication (a) the amount of capital, surplus and accrued but unpaid dividends attributable to any Disqualified Capital or treasury Capital of such person or any of its Subsidiaries and (b) all upward reevaluations and other write-ups in the book value of any asset of such person or a Subsidiary of such Person subsequent to the date of this Indenture.

     "Continuing Director" means, as of the date of determination, any member of
      -------------------
the Board of Directors of the Company who (a) was a member of the Board of Directors of the Company on the date hereof or (b) was nominated or elected to the Board of Directors subsequent to such date with the affirmative vote of at least a majority of the Continuing Directors who were members of the Board of Directors of the Company at the time of such election or nomination.

     "Corporate Reorganization" means a merger, consolidation or similar
      ------------------------
transaction involving the Company, the purpose of which is (a) to organize the Company in a new jurisdiction or (b) to change the organizational form of the Company, including, without limitation, a change to a corporate form.

     "Corporate Trust Office" means the office of the Trustee at which the
      ----------------------
corporate trust business of the Trustee shall, at any particular time, be principally administered, which office is, at the date as of which this Indenture is dated, located at 180 East Fifth Street, Suite 200, St. Paul, Minnesota 55101.

     "Currency Agreement" means any foreign exchange contract, currency swap
      ------------------
agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in currency values or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date of the Indenture or becomes a party or a beneficiary thereafter.

     "Default" means any event that is, or after notice or passage of time or
      -------
both would be, an Event of Default.

     "Deferred Excess Cash Amount" shall have the meaning set forth in Section
      ---------------------------                                      -------
3.8.
----

     "Depository" means, with respect to the Securities issued in the form of
      ----------
one or more Global Securities, each Person designated as Depository by the Company until a successor Depository shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depository" shall mean or include each Person who is then a Depository hereunder.

     "Disqualified Capital" means any class or series of Capital of any Person
      --------------------
that by its terms or otherwise (a) is required to be redeemed on or prior to the Stated Maturity of the Securities, (b) may be required to be redeemed at the option of the holder of such class or series of Capital at any time on or prior to the Stated Maturity of the Securities or (c) is convertible into or exchangeable for Capital referred to in clause (a) or clause (b) above or
                                        ----------    ----------
Indebtedness having a scheduled maturity prior to the Stated Maturity of the Securities; provided, however, that any
            --------  -------

Capital that would not constitute Disqualified Capital but for provisions thereof offering holders thereof the right to require the Company to repurchase or redeem such Capital upon the occurrence of change of control, including, without limitation, an "asset sale," occurring prior to the Stated Maturity of the Securities shall not constitute Disqualified Capital if such asset sale provisions contained in such Capital specifically provide that in respect of any particular asset sale proceeds, the Company will not repurchase or redeem any such Capital pursuant to such provisions prior to the Company's repurchase of such Securities as are required to be repurchased from Holders accepting an Excess Proceeds Offer pursuant to the provisions of Section 4.16 hereof.
                                                    ------------

     "EBITDA" means, with respect to any period, the Adjusted Consolidated Net
      ------
Income of the Company and its Subsidiaries for such period, plus, to the extent that any of the following shall have been taken into account, in computing such Adjusted Consolidated Net Income (a) provision for taxes based on income or profits (other than income taxes attributable to extraordinary, unusual or nonrecurring gains or losses or taxes attributable to sales or dispositions of assets outside the ordinary course of business), (b) Consolidated Fixed Charges for such period, (c) depreciation and amortization (less the amortized portion, if any, of the value of the Real Property held by the Company at the Closing
Date), and (d) other non-cash items (other than non-cash interest) reducing Adjusted Consolidated Net Income, other than any non-cash item which requires the accrual of or a reserve for cash charges for any future period, less other non-cash items increasing Adjusted Consolidated Net Income.

     "Event of Default" means any event or condition specified as such in
      ----------------
Section 7.1.
-----------

     "Environmental Law" means any judgment, decree, order, law, license, rule
      -----------------
or regulation pertaining to environmental matters, including without limitation, those arising under ("RCRA"), the Comprehensive Environmental Response,
                      ----
Compensation and Liability Act of 1980 ("CERCLA"), as amended by the Superfund
                                         ------
Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water
                                             ----
Act, the Toxic Substances Control Act, the Federal Clean Air Act, the Safe Drinking Water Act, the Flood Disaster Protection Act of 1973, or any state or local statute, regulation, ordinance, order or decree relating to health, safety, wetlands, land usage and development, or the environment.

     "Excess Cash Amount" shall have the meaning set forth in Section 3.8.
      ------------------                                      -----------

     "Excess Proceeds" shall have the meaning set forth in Section 4.16.
      ---------------                                      ------------

     "Excess Proceeds Offer" shall have the meaning set forth in Section 4.16.
      ---------------------                                      ------------

     "Excess Proceeds Payment" shall have the meaning set forth in Section 4.16.
      -----------------------                                      ------------

     "Excess Proceeds Purchase Date" shall have the meaning set forth in Section
      -----------------------------                                      -------
4.16.
----

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.
      ------------

     "Existing Indebtedness" means the outstanding indebtedness of the Company
      ---------------------
existing as of the Closing Date, other than the Working Capital Line and Permitted Construction Financing.

     "Fair Market Value" means the price a willing buyer would pay to a willing
      -----------------
seller in an arm's length transaction with neither party being under a compulsion to act, as determined by the Board of Directors in good faith; provided, however, that the "Fair Market Value" of Real Property acquired by the
--------  -------
Company for $1,000,000 or less shall be deemed to be the purchase price thereof.

     "GAAP" means generally accepted accounting principles in the United States
      ----
of America as in effect as of the date of this Indenture, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.

     "Global Security" means a Security evidencing all or a part of the
      ---------------
Securities, issued to a Depository or its nominee in accordance with Section
                                                                     -------
2.2, and bearing the legend prescribed in Section 2.2.
---                                       -----------

     "Guarantees" means the guarantees of the Company's obligations under this
      ----------
Indenture and the Securities pursuant to the Joint and Several Guaranty dated as of even date herewith in substantially the form attached as Exhibit A hereto.
                                                            ---------

     "Guarantors" means each Subsidiary guaranteeing the Company's obligations
      ----------
under the Securities.

     "Hazardous Substance" means any hazardous waste, as defined by 42 U.S.C.
      -------------------
(S) 9601(5), any hazardous substances, as defined by 42 U.S.C. (S) 9601(14), any pollutant or contaminant, as defined by 42 U.S.C. (S) 9601(33), or any toxic substances oil or hazardous materials or other chemicals or regulated by any Environmental Law.

     "Holder," "Holder of Securities" or other similar terms means the person in
      ------    --------------------
whose name a Security is registered in the security register kept by the Company for that purpose in accordance with the terms hereof.

     "Incurrence Date" shall have the meaning set forth in Section 4.20(b).
      ---------------                                      ---------------

     "Indebtedness" means, with respect to any Person at any date of
      ------------
determination (without duplication), (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (c) all obligations of such Person in respect of letters of credit or other similar instruments (including reimbursement obligations with respect thereto), (d) all obligations of such Person to pay the deferred and unpaid purchase price of property or services, which purchase price is due more than six months after the date of placing such property in service or taking delivery and title thereto or the completion of such services, except Trade Payables, (e) all Capitalized Lease Obligations of such Person, (f) all Indebtedness of other Persons secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person; provided, however, that the amount of such Indebtedness shall be the
        --------  -------
lesser of (i) the Fair Market Value of such asset at such date of determination and (ii) the stated principal amount of such Indebtedness, (g) all Indebtedness of other Persons guaranteed by such Person to the extent such Indebtedness is guaranteed by such Person, and (h) to the extent not otherwise included in this definition, obligations under Currency Agreements, Interest Rate Agreements and Commodity Agreements. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and the maximum liability, upon the occurrence of the contingency giving rise to the obligation, of any contingent obligations at such date; provided,
                                                                    --------
however, that the amount outstanding at any time of any Indebtedness issued with
-------
original issue discount is the face amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP.

     "Indenture" means this instrument as originally executed and delivered or,
      ---------
if amended or supplemented as herein provided, as so amended or supplemented or both, and shall include the form and terms of the Securities as set forth herein.

     "Independent Financial Advisor" means an accounting, appraisal or
      -----------------------------
investment banking firm of nationally recognized standing that is, in the reasonable judgment of the Company's Board of Directors, (a) qualified to perform the task for which it has been engaged, and (b) disinterested and independent with respect to the Company, all of its Subsidiaries, and each Affiliate of the Company and/or its Subsidiaries that is involved in the Affiliate Transaction with respect to which such firm has been engaged.

     "Interest Rate Agreement" means any interest rate future agreement,
      -----------------------
interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement designed to protect the Company or any of its Subsidiaries against fluctuations in interest rates or under which the Company or any of its Subsidiaries is a party or a beneficiary on the date of this Indenture or becomes a party or a beneficiary thereafter.

     "Investment" means, with respect to any Person, any direct or indirect
      ----------
advance, loan (other than advances to customers in the ordinary course of business consistent with past practices that are recorded as accounts receivable on the balance sheet of such Person or its Subsidiaries) or other extension of credit or capital contribution by such Person to any other Person (by means of any transfer of cash or other property to others or any payment for property or services for the account or use of others), or any purchase or acquisition by such Person of Capital, bonds, notes, debentures or other similar instruments issued by any other Person.

     "Joint Venture" means any Person (other than a Subsidiary of the Company)
      -------------
in which any Person other than the Company or any of its Subsidiaries has a joint or shared equity interest with the Company or any of its Subsidiaries.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or
      ----
charge of any kind (including, without limitation, any conditional sale or other title retention agreement or lease in the nature thereof, any sale with recourse against the seller or any Affiliate of the seller, or any agreement to give any security interest); provided, however, that in no event shall a true operating
                    --------  -------
lease be deemed to constitute a Lien hereunder.

     "Net Cash Proceeds" means, with respect to any Asset Sale, the proceeds of
      -----------------
such Asset Sale in the form of cash or Cash Equivalents, including payments in respect of deferred payment obligations (to the extent corresponding to the principal, but not interest, component thereof) when received in the form of cash or Cash Equivalents (except to the extent such obligations are financed or sold with recourse to the Company or any Subsidiary of the Company) and proceeds from the conversion of other property received when converted to cash or Cash Equivalents, net of (a) brokerage commissions and other fees and expenses (including fees and expenses of counsel and investment bankers) related to such Asset Sale, (b) provisions for all taxes payable as a result of such Asset Sale without regard to the consolidated results of operations of the Company and its Subsidiaries, taken as a whole, (c) payments made to repay Indebtedness or any other obligation outstanding at the time of such Asset Sale that either (i) is secured by a Lien on the property or assets sold or (ii) is required by its own terms to be paid as a result of such Asset Sale, and (d) appropriate amounts to be provided by the Company or any Subsidiary of the Company as a reserve against any liabilities associated with such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities, liabilities related to environmental matters and liabilities under any indemnification obligations associated with such Asset Sale, all as determined in conformity with GAAP.

     "Net Offering Proceeds" means, with respect to any Public Offering Sale,
      ---------------------
the proceeds of such Public Offering Sale in the form of cash or Cash Equivalents, net of (a) underwriting discounts and commissions and other fees and expenses (including fees and expenses of counsel) incurred in connection with such Public Offering Sale, (b) provisions for all taxes payable as a result of such Public Offering Sale without regard to the consolidated results of operations of the Company and its Subsidiaries, taken as a whole, and (c) appropriate amounts to be provided by the Company or any Subsidiary of the Company as a reserve against any liabilities associated with such Public Offering Sale, all as determined in conformity with GAAP.

     "Officer" means with respect to any Person, the Chairman, the President,
      -------
the Secretary, any Assistant Secretary, the Chief Financial Officer, the Controller, the Treasurer, the Assistant Treasurer or any Vice President of such Person.

     "Officers' Certificate" means a certificate signed by the Chairman, the
      ---------------------
Chief Executive Officer, the President or a Vice President of the Company and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company.

     "Opinion of Counsel" means a written opinion of legal counsel, who may be
      ------------------
either internal or outside counsel for the Company.

     "Outstanding" when used with reference to Securities, subject to the
      -----------
provisions of Section 9.4 means, as of any particular time, all Securities
              -----------
authenticated and delivered by the Trustee under this Indenture, except:

          (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which monies or U.S. Government Obligations (as provided for in Section
                                                                     -------
     11.1) in the necessary amount shall have been deposited in trust with the
     ----
     Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as Paying Agent); provided, however, that, if such Securities, or portions
                       --------  -------
     thereof, are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities that shall have been paid or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.6.
                  -----------

     "Paying Agent" means any Person (which may include the Company) authorized
      ------------
by the Company to pay the principal of or premium, if any, on the Securities on behalf of the Company.

     "Payment Restriction" means, with respect to a Subsidiary of any Person,
      -------------------
any encumbrance, restriction or limitation, whether by operation of the terms of its charter or by reason of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation, on the ability of (a) such Subsidiary to (i) pay dividends or make other distributions on its Capital or make payments on any obligation, liability or Indebtedness owed to such Person or any other Subsidiary of such Person, (ii) make loans or advances to such Person or any other Subsidiary of such Person, or (iii) transfer any of its property or assets to such Person or any other Subsidiary of such Person, or (b) such Person or any other Subsidiary of such Person to receive or retain any such (i) dividends, distributions or payments, (ii) loans or advances, or (iii) property or assets.

     "Permitted Construction Financing" means financing of the acquisition,
      --------------------------------
holding, development or improvement of property other than the Calabasas Property by the Company and/or any of the Subsidiaries (including, without limitation, the financing of any related interest reserve) in the ordinary course of business, which financing is secured primarily by the property to be acquired, developed or improved with the proceeds of such financing.

     "Permitted Investments" shall have the meaning set forth in Section 4.18.
      ---------------------                                      ------------

     "Permitted Liens" means (a) Liens securing the Existing Indebtedness; (b)
      ---------------
Liens securing the Securities; (c) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary or becomes a Subsidiary of the Company subsequent to the Closing Date; provided, however, that such Liens were in existence prior to such merger
      --------  -------
or consolidation or the time such Person becomes a Subsidiary and were not created in contemplation, thereof; (d) Liens on property existing at the time of acquisition thereof by the Company or any Subsidiary; provided, however, that
                                                      --------  -------
such Liens were in existence prior to such acquisition and were not created in contemplation thereof; (e) Liens incurred or deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety or appeal bonds, performance bonds, completion bonds, guarantee bonds, progress payments, government contracts, fees for conditions of government development orders and letters of credit in lieu thereof or other obligations of a like nature incurred in the ordinary course of business; (f) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently pursued; provided, however, that any reserve or other appropriate
                    --------  -------
provision as shall be required
in conformity with GAAP shall have been made therefor; (g) Liens securing the Working Capital Line or Permitted Construction Financing; (h) Liens securing the Calabasas Financing; (i) statutory Liens of landlords and carriers', warehousemen' s mechanics', suppliers', materialmen's, repairmen's or other Liens imposed by law and arising in the ordinary course of business; (j) easements, rights-of-way, restrictions and other similar charges or encumbrances not materially interfering with the ordinary course of business of the Company;
(k) Liens created by special assessment districts used to finance infrastructure improvements; (l) zoning restrictions, licenses, restrictions on the use of real property or minor irregularities in title thereto, which do not materially impair the use of such real property in the ordinary course of business of the Company and its Subsidiaries or the value of such real property for the purpose of such business; (m) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (n) any attachment or judgment Lien, unless the judgment it secures shall not, within 30 calendar days after the entry thereof, have (i) been discharged or (ii) had execution thereof stayed pending appeal, or shall not have been discharged within 30 calendar days after the expiration of any such stay, and, if stayed, bonded, unless otherwise an Event of Default; (o) leases or subleases granted to others that do not materially interfere with the ordinary conduct of the business of the Company; (p) Liens securing Refinancing Indebtedness, provided, however, that such Liens extend only to the assets
              --------  -------
securing the Indebtedness being refinanced, and such refinanced Indebtedness was previously secured by such assets; (q) any contract to sell an asset provided such sale is otherwise permitted under this Indenture; (r) any right of a lender or lenders under the Existing Indebtedness, the Permitted Construction Financing, the Working Capital Line, the Calabasas Financing or the Refinancing Indebtedness to offset against, or apply to the payment of any Indebtedness thereunder any and all balances, credits, deposits, accounts or monies of the Company and its Subsidiaries with or held by such lender or lenders; and (s) any pledge or deposit of cash or property in conjunction with obtaining bonds or letters of credit required by municipalities or other governmental authorities in the ordinary course of business of the Company.

     "Person" means an individual, a corporation, a partnership, an association,
      ------
a business trust, a trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Pledge Agreement" means the non-recourse Pledge Agreement dated the date
      ----------------
hereof, made by the Company in favor of the Trustee for the benefit of the Holders, as such agreement may be amended, modified or supplemented from time to time.

     "Pledged Collateral" means all property pledged to the Trustee pursuant to
      ------------------
the Pledge Agreement, whether now owned or hereafter acquired.

     "Property" means any interest in any kind of property or asset, whether
      --------
real, personal or mixed, or tangible or intangible, including the Real Property.

     "Public Offering Sale" means an underwritten public offering of Capital of
      --------------------
the Company, any Subsidiary, or any successor entity thereto, pursuant to a registration statement filed pursuant to the Securities Act.

     "Purchase Money Obligations" means (a) Indebtedness of the Company or any
      --------------------------
Subsidiary secured by Liens (i) on property purchased, acquired, or constructed by the Company or any Subsidiaries after the date of the Indenture and used in the ordinary course of business and (ii) securing the payment of all or any part of the purchase price or construction cost of such assets and limited to the property so acquired and improvements thereof: provided that such Indebtedness is incurred no later than 90 days after the acquisition of such property or completion of such construction or improvements, and (b) Indebtedness assumed by the Company and/or any Subsidiary in connection with the acquisition of property.

     "Real Property" means the land, including any improvements situated
      -------------
thereon, owned or acquired by the Company or any Subsidiary from time to time.

     "Redemption Date" when used with respect to any Security to be redeemed,
      ---------------
means the date fixed for such redemption pursuant to this Indenture and the Securities.

     "Redemption Price" when used with respect to any Security to be redeemed,
      ----------------
means the price fixed for such redemption pursuant to this Indenture and the Securities.

     "Reference Period" with regard to any person means the four full fiscal
      ----------------
quarters (or such lesser period during which such person has been in existence) for which financial information is available ended immediately preceding any date upon which any determination is to be made pursuant to the terms of the Securities or this Indenture.

     "Refinancing Indebtedness" means any Indebtedness of the Company or any
      ------------------------
Subsidiary issued in exchange for, or the net proceeds of which are applied entirely to substantially concurrently repay, refinance, refund or replace, outstanding Indebtedness of the Company or any of its Subsidiaries (the "Refinanced Indebtedness"), to the extent such Indebtedness:
 -----------------------

          (a) is issued in a principal amount (or if such Indebtedness is issued at an original issue discount, is issued at an original issue price) not exceeding the outstanding principal amount (or, if such Refinanced Indebtedness was issued at an original issue discount, not exceeding the outstanding accreted principal amount) of such Refinanced Indebtedness; and

          (b) if the Refinanced Indebtedness is Indebtedness of the Company and ranks by contract, by its terms or otherwise junior in right of payment to the Securities, (i) does not have a final scheduled maturity and is not subject to any principal payments, including but not limited to payments upon mandatory or optional redemption, prior to the dates of analogous payments under the Refinanced Indebtedness, and (ii) has subordination provisions effective to subordinate such Indebtedness to the Securities at least to the extent that such Refinanced Indebtedness is subordinated to the Securities; and

          (c) if the Refinanced Indebtedness is Indebtedness of the Company which is pari passu in right of payment with the Securities, (i) is pari
              ---- -----                                                 ----
     passu or subordinated in right of payment to the Securities, (ii) does not
     -----
     have a final scheduled maturity and is not subject to any principal payments, including but not limited to, payments upon mandatory or optional redemption, prior to the final scheduled maturity date of the Refinanced

     Indebtedness, and (iii) is not secured by any Lien on any property of the Company or any Subsidiary in addition to Liens securing the Refinanced Indebtedness.

     "Responsible Officer" when used with respect to the Trustee means the
      -------------------
chairman of the Board of Directors, any vice chairman of the Board of Directors, the chairman of the trust committee, the chairman of the executive committee, any vice chairman of the executive committee, the chief executive officer, the president, any vice president (whether or not designated by numbers or words added before or after the title "vice president"), the secretary, the treasurer, any trust officer, any assistant trust officer, any assistant secretary, any assistant treasurer, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

     "Restricted Payment" and "Restricted Payments" shall have the meaning set
      ------------------       -------------------
forth in Section 4.14.
         ------------

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "Securityholder Lien" shall have the meaning set forth in Section 12.1(b).
      -------------------                                      ---------------

     "Security" or "Securities" means the Company's Zero Coupon Notes due
      --------      ----------
December 31, 2004 issued under this Indenture and any other Securities that are issued under this Indenture, in each case as this Indenture may be amended, amended and restated, or supplemented from time to time.

     "Stated Maturity" means, with respect to the principal of the Securities,
      ---------------
December 31, 2004.

     "Subsidiary" means any corporation or other entity, which more than 50% of
      ----------
the outstanding Capital of which at the time of determination is owned by the Company, whether directly or indirectly through one or more Subsidiaries, or both.

     "TIA" means the Trust Indenture Act of 1939, as amended.
      ---

     "Trade Payables" means, with respect to any Person, any accounts payable or
      --------------
any other indebtedness or monetary obligation to trade creditors created, assumed or guaranteed by such Person or any of its Subsidiaries and arising in the ordinary course of business in connection with the acquisition of goods or services.

     "Trustee" means the Person identified as the "Trustee" in the first
      -------
paragraph hereof and, subject to the provisions of Article Eight, shall also
                                                   -------------
include any successor trustee.  "Trustee" shall also mean or include each Person
                                 -------
who is then a trustee hereunder.

     "U.S. Government Obligations" means securities that are (a) direct
      ---------------------------
obligations of the United States of America for the payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the Stated Maturity of the principal of the Securities, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided,
                                                                 --------
however, that (except as required by law) such custodian is not authorized to
-------
make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

     "U.S. Legal Tender" means such coin or currency of the United States of
      -----------------
America as at the time of payment shall be legal tender for the payment of public and private debts.

     "Voting Capital" means any class or classes of Capital pursuant to which
      --------------
the holders thereof have the general voting power under ordinary circumstances to vote for the election of directors, managers or trustees of any Person (irrespective of whether or not at the time Capital of any class or classes will have or might have voting power by the reason of the happening of any contingency).

     "Wholly Owned Subsidiary" means, a Subsidiary all of the Capital or other
      -----------------------
similar equity ownership interests of which (other than any director's qualifying shares or Investments by foreign nationals mandated by applicable law) is owned directly or indirectly by the Company.

     "Working Capital Line" means any credit facility or facilities obtained by
      --------------------
the Company and/or any of the Subsidiaries to provide working capital.

                                  ARTICLE TWO

                                  SECURITIES

Section 2.1  Form and Dating.
             ---------------

     The Securities and the related Trustee's certificate of authentication shall be substantially in the respective forms set forth in Exhibit B, which
                                                            ---------
exhibit is a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. Any such notations, legends or endorsements not contained in the form of the Securities attached as Exhibit B hereto shall be delivered in writing to the Trustee.
            ---------
Whether or not issued on the Closing Date, each Security shall be dated as of the Closing Date, except as provided in Section 2.4 and Section 2.5. The
                                        -----------     -----------
Securities shall be issuable only in registered form in denominations of $1,000 and integral multiples thereof.

     The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and agree to be bound thereby.

Section 2.2  Execution and Authentication.
             ----------------------------

     One Officer of the Company shall sign each Security for the Company by manual or facsimile signature, which signature shall be attested to by another Officer of the Company (each of which Officers shall have been duly authorized by all requisite corporate actions). If an Officer whose signature is on a Security no longer holds that office at the time any Securities are authenticated, such Securities shall nevertheless be valid and the Company shall nevertheless be bound by the terms of the Security and this Indenture. The Company's seal shall be reproduced on each Security. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed; imprinted or otherwise reproduced on the Securities. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee.

     The Trustee shall authenticate Securities for original issue in the aggregate principal amount of up to $116,843,000, upon a written order of the Company in the form of an Officers' Certificate complying with TIA (S) 313(c). The Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate in substitution of Securities originally issued to reflect any name change of the Company.

     If any Securities are to be issued in the form of one or more Global Securities, then the Company shall execute and the Trustee shall authenticate and deliver one or more Global Securities, that (a) shall be in denominations of $1,000 or integral multiples thereof, (b) shall be registered in the name of the Depository for such Global Security or Securities or the nominee of such Depository, (c) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions, and (d) shall bear a legend substantially to the following effect:

          UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE REGISTERED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO THE NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY.

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OR ANY STATE. THESE SECURITIES MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE

                 REGISTRATION STATEMENT OR AN EXEMPTION FROM
                   THE REGISTRATION REQUIREMENTS THEREUNDER.

Each Depository must, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

Section 2.3  Certificate of Authentication.
             -----------------------------

     Only such Securities as shall bear thereon a certificate of authentication substantially in the form set forth in Exhibit B hereto, executed (subject to
                                       ---------
Section 8.13) by the Trustee by the manual signature of one of its authorized
------------
officers, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. The execution of such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence, and the only evidence, that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder of such Security is entitled to the benefits of this Indenture.

Section 2.4  Registration, Transfer and Exchange.
             -----------------------------------

     The Company will keep at each office or agency to be maintained for the purpose as, provided in Section 4.2 hereof, a register or registers in which,
                        -----------
subject to such reasonable regulations as it may prescribe, it will provide for the registration of Securities and the registration of transfer of Securities. Such register shall be in written form in the English language or in any other form capable of being converted into such form within a reasonable time. At all reasonable times such register or registers shall be open for inspection by the Trustee.

     Upon due presentation for registration of transfer of any Security at any such office or agency to be maintained for the purpose as provided in Section
                                                                      -------
4.2, the Company shall execute and the Trustee shall authenticate and deliver in
---
the name of the transferee or transferees a new Security or Securities.

     At the option of the Holder thereof, Securities (other than a Global Security, except as set forth below) may be exchanged for a Security or Securities having authorized denominations in an equal aggregate principal amount, upon surrender of such Securities to be exchanged at the office or agency of the Company that shall be maintained for such purpose in accordance with Section 4.2 and upon payment, if the Company shall so require, of the
     -----------
amounts hereinafter provided.

     All Securities presented for registration of transfer, exchange, redemption or payment shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and the Trustee and duly executed by the Holder or his attorney duly authorized in writing.

     The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or registration of transfer of Securities. No service charge shall be made for any such transaction.

     The Company shall not be required to exchange or register a transfer of (a) any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed or (b) any Securities selected, called or being called for redemption, in whole or in part, except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed.

     Notwithstanding any other provision of this Section 2.4, unless and until
                                                 -----------
it is exchanged in whole or in part for Securities in non-global form, a Global Security representing all or a portion of the Securities may not be transferred except as a whole by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

     If at any time the Depository for any Securities represented by one or more Global Securities notifies the Company that it is unwilling or unable to continue as Depository for such Securities or if at any time the Depository for such Securities shall no longer be eligible under Section 2.2, the Company shall
                                                  -----------
appoint a successor Depository eligible under Section 2.2 with respect to such
                                              -----------
Securities.  If a successor Depository eligible under Section 2.2 for such
                                                      -----------
Securities is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate of the Company for the authentication and delivery of Securities in non-global form, will authenticate and deliver Securities in non-global form in exchange for such Global Security or Securities.

     The Company may at any time and in its sole discretion determine that the Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of Securities in non-global form, will authenticate and deliver, Securities in non-global form in exchange for such Global Security or Securities.

     Any person having a beneficial interest in a Global Security may upon request exchange such beneficial interest for Securities in non-global form. Upon receipt by the Trustee of written instructions (or such other form of instructions as is customary for the Depository) from the Depository or its nominee on behalf of any person having a beneficial interest in a Global Security and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depository or the person designated by the Depository as having such a beneficial interest containing registration instructions, then the Trustee will cause, in accordance with the standing instructions and procedures existing between the Depository and the Trustee, the aggregate principal amount of the Global Security to be reduced and following such reduction, the Trustee will authenticate and deliver Securities in non-global form.

     Securities in non-global form issued in exchange for a beneficial interest in a Global Security pursuant to this Section 2.4 shall be registered in such
                                      -----------
names and in such authorized denominations as the Depository for such Global Security, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the

Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Person in whose names such Securities are so registered.

     The Securities executed by the Company, and authenticated and delivered by the Trustee, upon any transfer or exchange contemplated by this Section 2.4
                                                                -----------
shall be dated the date of their authentication, shall be in authorized denominations, shall be in like aggregate principal amount and have the same Stated Maturity date as the Securities surrendered upon such transfer or exchange (or as the portion of any Global Security being exchanged for Securities in non-global form, as the case may be), and shall bear a number or other distinguishing symbol not appearing on any Security contemporaneously Outstanding.

     All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

Section 2.5  Mutilated, Defaced, Destroyed, Lost and Stolen Securities.
             ---------------------------------------------------------

     In case any temporary or definitive Security shall become mutilated, defaced or be destroyed, lost or stolen, the Company in its discretion may execute, and upon the written request of any officer of the Company, the Trustee shall authenticate and deliver a new Security dated the date of its authentication, of the same principal amount and Stated Maturity date, the mutilated or defaced Security, or the Security so destroyed, lost or stolen, and bearing a number or other distinguishing symbol not appearing on any Security contemporaneously Outstanding, in exchange and substitution for the mutilated or defaced Security, or in lieu of or in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substitute Security shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as may be required by them to indemnify and defend and to save each of them harmless and, in every case of destruction, loss or theft, evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof and in the case of mutilation or defacement, shall surrender the Security to the Trustee or such agent.

     Upon the issuance of any substitute Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or its agent) connected therewith. In case any Security that has matured or is about to mature or has been called for redemption in full shall become mutilated or defaced or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Security), if the applicant for such payment shall furnish to the Company and to the Trustee and any agent or the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

     Every substitute Security issued pursuant to the provisions of this Section
                                                                         -------
2.5 by virtue of the fact that any such Security is destroyed, lost or stolen
---
shall constitute an additional contractual obligation of the Company whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and Shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, defaced or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

Section 2.6  Cancellation of Securities; Destruction Thereof.
             -----------------------------------------------

             (a) All Securities surrendered for payment, redemption, registration of, transfer or exchange, if surrendered to the Company or any agent of the Company or any agent of the Trustee, shall be delivered to the Trustee for cancellation and, upon receipt thereof by the Trustee, shall be canceled by it; and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy canceled Securities held by it and deliver a certificate of destruction to the Company. If the Company or any agent of the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

             (b) At such time as all beneficial interests in a Global Security have either been exchanged for Securities in non-global form, redeemed, repurchased or canceled, such Global Security shall be returned to and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Securities in non-global form, redeemed, repurchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an endorsement shall be made on such Global Security by the Trustee to reflect such reduction.

Section 2.7  Temporary Securities.
             --------------------

     Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee, upon receipt of a written order signed by two Officers of the Company, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

Section 2.8  Currency and Manner of Payments in Respect of Securities.
             --------------------------------------------------------

     Payment of the principal of and premium, if any, on any Security will be made in U.S. Legal Tender.

                                 ARTICLE THREE

                                  REDEMPTIONS

Section 3.1  Notices to Trustee.
             ------------------

     If the Company elects to redeem Securities pursuant to Section 3.7 or is
                                                            -----------
required to redeem Securities pursuant to Section 3.8, it shall furnish to the
                                          -----------
Trustee, at least 10 days before notice of any redemption is to be mailed to Holders (or such shorter time as may be satisfactory to the Trustee), an Officers' Certificate stating that the Company has elected to redeem Securities pursuant to Section 3.7 or is required to redeem Securities pursuant to Section
            -----------                                                 -------
3.8, as the case may be, the date notice of redemption is to be mailed to
---
Holders, the Redemption Date, the aggregate principal amount of Securities to be redeemed and the Redemption Price for such Securities. If the Trustee is not the registrar for the Securities, the Company shall, concurrently with delivery of its notice to the Trustee of a redemption, cause the registrar for the Securities to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the name of, and the aggregate principal amount of Securities held by each Holder. The Company will also provide the Trustee with any additional information that the Trustee reasonably requests in connection with any redemption.

Section 3.2  Selection of Securities to be Redeemed.
             --------------------------------------

     If less than all Outstanding Securities are to be redeemed, the Company shall select the Outstanding Securities to be redeemed or accepted for payment in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not listed on a securities exchange, on a pro rata basis, by lot or by any other method that the Trustee deems fair and appropriate. If the Company elects to mail notice of a redemption to Holders, the Trustee shall, at least five days prior to the date notice of redemption is to be mailed, (a) select the Securities to be redeemed from Securities Outstanding not previously called for redemption, and (b) upon request from the Company, promptly notify the Company of the names of each Holder of Securities selected for redemption, the principal amount of Securities held by each such Holder and the principal amount of such Holder's Securities that are to be redeemed. The Trustee shall select for redemption Securities or portions of Securities in principal amounts of $1,000 or integral multiples of $1,000; provided, however, that if all of the
                                 -------- --------
Securities of a Holder are selected for redemption, the aggregate principal amount of the Securities held by such Holder, even if not a multiple of $1,000, may be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

Section 3.3  Notice of Redemption.
             --------------------

             (a) At least 30 days but not more than 60 days before any Redemption Date, the Company shall mail by first class mail to each Holder's registered address a notice of redemption to each Holder whose Securities or portions thereof are to be redeemed. With respect to any redemption of Securities, the notice shall identify the Securities or portions thereof to be redeemed and shall state: (i) the Redemption Date; (ii) the Redemption Price for the Securities; (iii) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion will be delivered; (iv) the name and address of the Paying Agent; (v) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price for such Securities; (vi) that the only remaining right of the Holders of such Securities is to receive payment of the Redemption Price upon surrender to the Paying Agent of the Securities redeemed; and (vii) if fewer than all the Securities are to be redeemed, the identification of the particular Securities (or portions thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption.

             (b) At the Company's request, the Trustee shall (at the Company's expense) give the notice of any redemption to Holders; provided, however, that
                                                       --------  -------
the Company shall deliver to the Trustee, at least 10 days prior to the date that notice of the redemption is to be mailed to Holders, an Officers' Certificate that (i) requests the Trustee to give notice of the redemption to Holders, (ii) sets forth the information to be provided to Holders in the notice of redemption, as set forth in the preceding paragraph, and (iii) sets forth the aggregate principal amount of Securities to be redeemed and the amount of accrued and unpaid interest, if any, thereon as of the redemption date. If the Trustee is not the registrar for the Securities, the Company shall, concurrently with any such request, cause the registrar for the Securities to deliver to the Trustee a certificate (upon which the Trustee may rely) setting forth the name of, the address of, and the aggregate principal amount of Securities held by, each Holder; provided, further, that any such Officers' Certificate may be
             --------  -------
delivered to the Trustee on a date later than permitted under this Section
                                                                   -------
3.3(b) if such later date is acceptable to the Trustee.
------

Section 3.4  Effect of Notice of Redemption.
             ------------------------------

     Once notice of redemption is mailed to the Holders, Securities called for redemption shall become due and payable on the Redemption Date at the Redemption Price. Upon surrender to the Trustee or the Paying Agent, the Securities called for redemption shall be paid at the Redemption Price.

Section 3.5  Deposit of Redemption Price.
             ---------------------------

             (a) On or prior to any Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price of all Securities to be redeemed on that date. After any Redemption Date, the Trustee or the Paying Agent shall promptly return to the Company any money that the Company deposited with the Trustee or the Paying Agent in excess of the amounts necessary to pay the Redemption Price of all Securities to be redeemed.

             (b) If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest will be paid on the unpaid principal from the redemption date until such principal is paid, at the rate of 6.62% per annum.

Section 3.6  Securities Redeemed in Part.
             ---------------------------

     Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder at the Company's expense a new Security equal in principal amount to the unredeemed portion of the Security surrendered. If a Global Security is so surrendered, such new Security so issued shall be a new Global Security.

Section 3.7  Optional Redemption.
             -------------------

     The Company, at its option upon notice to the Holders as provided herein, may redeem the Securities at any time in whole or in part, at a Redemption Price equal to 100% of the aggregate principal face amount of the Securities to be redeemed.

Section 3.8  Mandatory Redemption.
             --------------------

     Within 90 days after availability to the Company of (a) its interim unaudited financial statements for the six month periods ending on June 30 in any year and (b) of its audited annual financial statements for its fiscal years ending December 31, in either case reflecting cash of $20,000,000 or greater, (the "Excess Cash Amount"), the Company must redeem, on a pro rata basis and in
      ------------------
accordance with the requirements of this Article 3, the maximum face amount of the Securities (in integral multiples of $1,000) that may be redeemed at the Redemption Price with the Excess Cash Amount. Notwithstanding the foregoing, if the Excess Cash Amount as of any period ending on June 30 or December 31, as reflected on the Company's balance sheet, is less than $1,000,000 (such amount less than $1,000,000 is referred to as the "Deferred Excess Cash Amount"), the
                                            ---------------------------
Company shall not be obligated to redeem the Securities at that time. The Deferred Excess Cash Amount will be carried over into subsequent periods ending on June 30 or December 31 until the total of all Deferred Excess Cash Amounts and the Excess Cash Amount for the then current period equals or exceeds $1,000,000, at which point the Company will be required, within 90 days after availability to the Company of its balance sheet reflecting an Excess Cash Amount which, together with the Deferred Excess Cash Amounts that have not yet been subject to a mandatory redemption pursuant to this Section 3.8, equals or
                                                        -----------
exceeds $1,000,000, to redeem the maximum face amount of the Securities (in integral multiples of $1,000) that may be redeemed at the Redemption Price with such Deferred Excess Cash Amounts and Excess Cash Amount.


                                 ARTICLE FOUR

                           COVENANTS OF THE COMPANY

Section 4.1  Payment of Principal.
             --------------------

     The Company covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, on each of the Securities at the place or places, at the respective times and in the manner provided in such Securities and in this Indenture. In the event the Company is not the Paying Agent, payments of principal or dividends or distributions will be considered paid on the date due if the Trustee or Paying Agent holds on that date money deposited by the Company designated for and sufficient to pay all amounts then due. In the event the Company is the Paying Agent, principal and premium, if any, will be considered paid on the date actual payment is mailed to the Holders entitled to such payment. [To the extent lawful, the Company shall pay interest on overdue principal and premium at a rate equal to the then applicable interest rate on the Securities, compounded semi-annually].

Section 4.2  Offices for Payments, etc.
             --------------------------

     Presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee as specified in Section 13.4 hereof.
                                                      ------------

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations or change the location of any such office or agency. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

Section 4.3  Appointment to Fill a Vacancy in Office of Trustee.
             --------------------------------------------------

     The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.9, a Trustee so that
                                                 -----------
there shall at all times be a Trustee with respect to the Securities.

Section 4.4  Paying Agents.
             -------------

     Whenever the Company shall appoint a Paying Agent other than the Trustee with respect to the Securities, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 4.4:
                                           -----------

             (a) that it will hold all sums received by it as such agent for the payment of the principal of, interest on overdue payments and premium, if any, on the Securities (whether such sums have been paid to it by the Company or any other obligor on the Securities) in trust for the benefit of the Holders of the Securities or of the Trustee until such sums have been paid to such Persons or otherwise disposed of as herein provided;

             (b) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities) to make any payment of the principal of and premium, if any, on the Securities when the same shall be due and payable;

             (c) that it will pay any such sums so held in trust by it to the Trustee upon the Trustee's written request, at any time during the continuance of the failure referred to in clause (b) above; and
                                               ----------

             (d) that it will acknowledge, accept, and agree to comply in all aspects with the provisions of this Indenture relating to the duties, rights and disabilities of such Paying Agent;

     The Company will, on or at least one Business Day prior to each due date of the principal of, interest on overdue payments and premium, if any, on the Securities, deposit with the Paying Agent a sum in same day funds sufficient to pay such principal or premium so becoming due, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action.

     If the Company shall at any time act as its own Paying Agent with respect to the Securities it will, on or at least one Business Day prior to each due date of the principal of or premium, if any, on the Securities set aside, segregate and hold in trust for the benefit of the Holders of the Securities a sum sufficient to pay such amount so becoming due until such sums will be paid to such Persons or otherwise disposed of as herein provided. The Company will promptly notify the Trustee of any failure to take such action.

     Anything in this Section 4.4 to the contrary notwithstanding, but subject
                      -----------
to Section 11.1, the Company may at any time, for the purpose of obtaining a
   ------------
satisfaction and discharge with respect to the Securities or for any other reason, pay or cause to be paid to the Trustee all sums held in trust with respect to the Securities by the Company or any Paying Agent hereunder, as required by this Section, such sums to be held by the Trustee upon the trusts herein contained; and upon such payment by any Paying Agent hereunder, such. Paying Agent shall be released from all further liability with respect to such sums.

     Anything in this Section 4.4 to the contrary notwithstanding, the agreement
                      -----------
to hold sums in trust as provided in this Section 4.4 is subject to the
                                          -----------
provisions of Sections 11.3 and 11.4 hereof.
              -------------     ----

Section 4.5  Compliance Certificate; Notices of Default.
             ------------------------------------------

             (a) The Company will furnish to the Trustee within 120 days after the end of each fiscal year an Officers' Certificate stating that (i) a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made to determine whether the Company has kept, observed, performed and fulfilled all of its obligations under this Indenture and the Securities, (ii) such review was supervised by the Officers of the Company signing such certificate, and (iii) that to the actual knowledge of each Officer signing such certificate, (A) during such year the Company has kept, observed, performed and fulfilled each and every covenant contained in this Indenture and is not in default in the performance or observance of any of the terms, provisions and conditions of this Indenture (or, if a Default or Event of Default occurred, describing all such Defaults or Events of Default of which each such Officer may have knowledge and what action the Company has taken or proposes to take with respect thereto), and (B) no event has occurred and remains in existence by reason of which payments on account of the principal of or premium, if any, on the Securities are prohibited or if such event has occurred, a description of the event and what action the Company is taking or proposes to take with respect thereto. The Company will deliver within 120 days after the end of each fiscal year a statement from the Company's independent accountants that nothing has come to their attention that would lead them to believe that the Company has violated any provision of this Indenture.

             (b) The Company will, so long as any of the Securities are outstanding, deliver to the Trustee, promptly after any Officer of the Company becomes aware of (i) any Default or Event of Default, or (ii) any default or event of default under any issue of Indebtedness that could result in an Event of Default under Section 7.1, an Officers' Certificate specifying such Default,
                 -----------
Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

Section 4.6  Reports.
             -------

             (a) The Company shall file with the Trustee within 15 days after it files them with the Commission copies of any quarterly and annual reports and of any information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 and 15(d) of the Exchange Act. The Company shall also comply with the other provisions of TIA (S) 314(a).

             (b) So long as any of the Securities remain outstanding, the Company shall cause any annual and any quarterly or other financial reports furnished by it to holders of the Company's Capital, to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register. If the Company is not required to furnish annual or quarterly reports to the holders of its Capital pursuant to the Exchange Act, the Company shall cause its consolidated financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditor's report by an accounting firm of nationally established reputation) and a statement from management discussing any material developments regarding the Company during the period reported on, to be so filed with the Trustee and mailed to the Holders at their addresses appearing in the register within 105 days after the end of each fiscal year and within 60 days after the end of each of the Company's first three fiscal quarters in each fiscal year.

             (c) The Trustee shall receive the reports, information and documents described in clause (a) and clause (b) above, for the purpose of
                       ----------     ----------
providing copies of the same to Holders upon their written request and at their expense, but shall not be responsible for reviewing or analyzing the same to ascertain any non-compliance by the Company with its obligations under this Indenture and the Securities.

Section 4.7  Legal Existence.
             ---------------

     Subject to Article Six hereof, the Company will do or cause to be done all
                -----------
things necessary to preserve and keep in full force and effect its legal existence and the corporate, partnership or other existence of each Subsidiary of the Company and the rights (charter and statutory) and franchises of the Company and any Subsidiary of the Company; provided, however, that the Company
                                           --------  -------
shall not be required to preserve any such corporate, partnership or other existence of any Subsidiary or any such right or franchise, if the Board of Directors of the Company shall determine in the exercise of its business judgment that the preservation thereof is no longer desirable in the conduct of the business of the Company or any Subsidiary and that abandonment of any such right or franchise shall have no material adverse effect on the business, prospects, assets or financial condition of the Company and its Subsidiaries taken as a whole, and would not have a materially adverse impact on the Holders.

Section 4.8  Payment of Taxes and Other Claims.
             ---------------------------------

     The Company will pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (b) all lawful claims for labor, materials and supplies that, if unpaid, might by law become a Lien (other than a Permitted Lien) upon the property of the Company, or any Subsidiary; provided, however, that the Company shall not be
                            --------  -------
required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and with respect to which an adequate reserve has been established by the Company to the extent required by GAAP.

Section 4.9   Maintenance of Properties.
              -------------------------

     The Company shall, and shall cause each of its Subsidiaries to, maintain in appropriate condition each of its principal properties which in the judgment of management is essential to the business operations of the Company and its Subsidiaries taken as a whole and the loss of which would have a material adverse effect on the financial condition of the Company and its Subsidiaries taken as a whole; provided, however, that nothing in this Section shall prevent
                  --------  -------
the Company or any Subsidiary from selling, abandoning or otherwise disposing of any of such properties if such sale, abandonment or other disposition is, in the good faith judgment of the Company or such Subsidiary, as the case may be, desirable in the conduct of its respective business and not disadvantageous in any material respect to the Holders.

Section 4.10  Maintenance of Insurance.
              ------------------------

     The Company will insure and keep insured, and will cause each Subsidiary to insure and keep insured (either in the name of the Company or in such Subsidiary's own name), with reputable third party insurance companies, each of their respective properties, to such an extent and against such risks, and will maintain liability insurance and insurance coverage against other business risks, to the extent that property of a similar character is usually so insured by companies engaged in a similar business and owning similar properties in accordance with good business practice.

Section 4.11  Compliance with Laws.
              --------------------

     The Company shall comply, and shall cause each of its Subsidiaries to comply, with all applicable statutes, rules, regulations, orders and restrictions of the United States of America, all states and municipalities thereof, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of the foregoing, in respect of the conduct of their respective businesses and the ownership of their respective properties.

Section 4.12  Change of Control.
              -----------------

              (a) Upon a Change of Control, each Holder shall have the right to require the Company to repurchase all or any part of such Holder's Securities at a repurchase price equal to 101% of the principal amount thereof to the date of purchase.

              (b) Within 30 days following any Change of Control, the Company shall (with written notice to the Trustee) or the Trustee at the Company's request (and at the expense of the Company), send or cause to be sent a notice by first class mail, postage prepaid, to each Holder stating:

                    (i) that a Change of Control has occurred and that such Holder has the right to require the Company to purchase all or any part of such Holder's Securities at a purchase price in cash equal to 101% of the principal amount thereof and the length of time within which the Holder may require such repurchase;

                    (ii) the circumstances and relevant facts regarding such Change of Control;

                    (iii) the purchase date (which shall be no earlier than 30 days nor later than 60 days from the date such notice is mailed); and

                    (iv) instructions regarding the procedures, consistent with this Section 4.12, that the Company reasonably determines that a
               ------------
     Holder must follow to have its Securities repurchased.

          (c) Holders electing to have a Security purchased will be required to surrender the Security, with an appropriate form duly completed, to the Company at the address specified in the notice at least ten Business Days prior to the purchase date. Holders will be entitled to withdraw their election if the Company receives not later than three Business Days prior to the purchase date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security which was delivered for purchase by the Holder and a statement that such Holder is withdrawing his election to have such Security purchased.

          (d) On the purchase date, all Securities purchased by the Company under this Section shall be delivered by the Company to the Trustee for cancellation, together with an Officers' Certificate requesting such cancellation and stating that they are being delivered for cancellation in accordance with the terms of this Section 4.12 and that the Company shall pay
                                  ------------
the purchase price to the Holders entitled thereto.

          (e) The Company shall comply with the requirements of Section 14(e) of the Exchange Act and any other securities laws or regulations in connection with the repurchase of Securities pursuant to this Section 4.12. To the extent
                                                   ------------
that the provisions of any securities laws or regulations conflict with provisions of this Section 4.12, the Company shall comply with the applicable
                   ------------
securities laws and regulations and shall not be deemed to have breached its obligations under this Section 4.12 by virtue thereof.
                       ------------

          (f) The Trustee shall be under no obligation to ascertain the occurrence of a Change of Control or to give notice with respect thereto other than as provided above, upon receipt of the written notice of Change of Control from the Company. The Trustee may conclusively assume, in the absence of written notice to the contrary from the Company, that no Change of Control has occurred.

Section 4.13   Limitation on Issuances and Dispositions of Capital of
               ------------------------------------------------------
               Subsidiaries.
               ------------

     The Company (a) shall not, and shall not permit any Subsidiary to, transfer, convey, sell, pledge, encumber or otherwise dispose of any Capital of a Subsidiary, or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, Capital of a Subsidiary to any Person (other than the Company or a Wholly Owned Subsidiary) and (b) shall not permit any Subsidiary to issue any of its Capital (other than directors' qualifying shares), or securities convertible or exchangeable into, or options, warrants, rights or any other interest with respect to, its Capital to any Person other than to the Company or a Wholly Owned Subsidiary.

Section 4.14  Limitation on Restricted Payments.
              ---------------------------------

              (a)  Except as otherwise provided in this Section 4.14, the
                                                        ------------
Company shall not, and shall not permit any Subsidiary to, directly or indirectly:

                    (i) declare or pay any dividends on or make any distributions of cash, securities or other property or assets in respect of the Capital of the Company (other than dividends or distributions payable solely in shares of Capital (other than Disqualified Capital) or in options, warrants, or other rights to purchase Capital (other than Disqualified Capital)) to holders of Capital of the Company; (other than
     (x) in the case of the Company, dividends or distributions payable solely in Capital of the Company (other than Disqualified Capital) or options, warrants or other rights to acquire Capital of the Company (other than Disqualified Capital, and (y) any dividends, distributions or other payments in respect of any Capital made by any Subsidiary to the Company or a Wholly Owned Subsidiary);

                    (ii) purchase, redeem or otherwise acquire or retire for value (other than through the issuance solely of Capital (other than Disqualified Capital) or options, warrants or other rights to purchase Capital (other than Disqualified Capital)) any Capital or warrants, rights (other than exchangeable or convertible Indebtedness of the Company not prohibited under clause (iii) below) or options to acquire Capital of the
                      ------------
     Company, either directly or indirectly;

                    (iii) redeem, repurchase, defease (including, but not limited to, in substance or legal defeasance), or otherwise acquire or retire for value (other than through the issuance solely of Capital (other than Disqualified Capital) or warrants, rights or options to acquire Capital (other than Disqualified Capital)) (collectively, a "prepayment"), directly or indirectly (including by way of amendment of the terms of any Indebtedness in connection with any retirement or acquisition of such Indebtedness), other than at any scheduled maturity thereof or by any scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company which is subordinated in right of payment to the Securities or which matures after the maturity date of the Securities (except out of the proceeds of Refinancing Indebtedness); or

                    (iv) make any Investment other than a Permitted Investment if, at the time of such transaction described in clause (i), (ii), (iii) or (iv)
                                                 ----------  ----  -----    ----
(such transactions being hereinafter collectively referred to as, "Restricted
                                                                   ----------
Payments" and each, a "Restricted Payment") or after giving effect thereto, any
--------               ------------------
of (x) a Default or an Event of Default shall have occurred and be continuing or occurs as a consequence thereof or (y) the aggregate amount expended by the Company and its Subsidiaries for all Restricted Payments (the amount of any Restricted Payment if other than cash to be the Fair Market Value of the property included in such payment) from and after the Closing Date shall equal or exceed the sum of (A) 50% of the aggregate Adjusted

Consolidated Net Income (or if such Adjusted Consolidated Net Income is a loss, minus 100% of such loss) of the Company and its Subsidiaries for the period from the first day of the first quarter ended subsequent to the Closing Date and through the last day of the most recently completed quarter immediately preceding the quarter in which the Restricted Payment occurs, calculated on a cumulative basis as if such period were a single accounting period; (B) the aggregate net proceeds received by the Company after the Closing Date (including the Fair Market Value of non-cash proceeds) from any Person other than a Subsidiary, as a result of the issuance of (or contribution to capital on) Capital of the Company (other than any Disqualified Capital) or warrants, rights or options to acquire Capital (other than any Disqualified Capital); (C) the aggregate net proceeds received by the Company after the Closing Date from any Person other than a Subsidiary as a result of the issuance of Capital (other than Disqualified Capital) upon conversion or exchange of Indebtedness or upon exercise of options, warrants or other rights to acquire such Capital and (D) $1,000,000 or (z) the Company cannot, at the time of such Restricted Payment and after giving effect thereto as if such Restricted Payment had been made at the beginning of the applicable Reference Period, incur at least $1.00 of additional Indebtedness under Section 4.20. For purposes of any calculation that is
                   ------------
required to be made in respect of, or after, the declaration of a dividend by the Company, such dividend shall be deemed to be paid at the date of declaration and shall be included in determining the aggregate amount of Restricted Payments.

          For the purposes of this Section 4.14, the net proceeds from the
                                   ------------
issuance of Capital of the Company upon conversion of debt securities shall be deemed to be an amount equal to the net book value of such debt securities (plus the additional amount required to be paid upon such conversion, if any), less any cash payment on account of fractional shares; the "net book value" of a security shall be the net amount received by the Company on the issuance of such security, as adjusted on the books of the Company to the date of conversion.

          (b) Notwithstanding the foregoing, if no Default or Event of Default shall have occurred or be continuing at the time or as a result thereof, the provisions of this Section 4.14 shall not prohibit (i) the payment of any
                   ------------
dividend in respect of the Company's Capital within 60 days after the date of declaration thereof, if at such date of declaration such payment complied with the provisions hereof; (ii) the purchase, redemption or other acquisition or retirement for value of any shares of the Company's Capital or the prepayment of any Indebtedness of the Company which is subordinated in right of payment to the Securities or which matures after the maturity date of the Securities by any exchange for, or out of and to the extent the Company has received cash proceeds from the substantially concurrent sale or issuance (other than to a Subsidiary) of, shares of Capital (other than any Disqualified Capital) of the Company or warrants, rights or options to acquire Capital (other than any Disqualified Capital); or (iii) the purchase or redemption of shares of Capital of the Company (including options on any such shares or related stock appreciation rights or similar securities) held by officers or employees of the Company or its Subsidiaries (or their estates or beneficiaries under their estates) upon death, disability, retirement, termination of employment of any such Person pursuant to the terms of any Plan or any other agreement under which such shares of stock or related rights were issued; provided, however, that the aggregate
                                        --------  -------
amount of such purchases or redemptions of such Capital shall not exceed $1,000,000 in any one fiscal year of the Company. For purposes of determining the aggregate amount of Restricted Payments permitted under clause (y) of
                                                            ----------
Section 4.14(a), all amounts expended pursuant to clause (i) (to the extent
---------------                                   ----------
deemed
to have been paid and already included in determining the aggregate amount of Restricted Payments pursuant to clause (y) of Section 4.14(a)), clause
                                ----------    ---------------   ------
(ii) and clause (iii) of this Section 4.14(b) shall be excluded.
----     ------------         ---------------

          Prior to making any Restricted Payment under this Section, the Company shall deliver to the Trustee an Officers' Certificate setting forth the computation by which the amount available for Restricted Payments was determined. The Trustee shall have no duty or responsibility to determine the accuracy or correctness of this computation or that the provisions of this Section have been satisfied and shall be fully protected in relying on such Officers' Certificate.

Section 4.15  Limitation on Transactions with Affiliates.
              ------------------------------------------

              (a) Neither the Company nor any Subsidiary of the Company shall, directly or indirectly (i) make any loan, advance, guarantee or capital contribution to, or for the benefit of (ii) sell, lease, transfer or otherwise dispose of any of its properties or assets, or issue securities to, or for the benefit of, (iii) purchase or lease any property, assets or securities from,
(iv) make any Investment in, or (v) enter into, suffer to exist or amend any contract, agreement or understanding with or for the benefit of, an Affiliate or holder of 5% or more of any class of Capital (and any Affiliate of such holder) of the Company or any of its Subsidiaries (each, an "Affiliate Transaction"),
                                                     ---------------------
other than (x) Affiliate Transactions permitted under Section 4.15(b) and (y)
                                                      ---------------
Affiliate Transactions (including lease transactions) which are on fair and reasonable terms no less favorable to the Company or such Subsidiary, as the case may be, than those as might reasonably have been obtainable on an arm's length basis at such time from an unaffiliated party; provided, however, that if
                                                      --------  -------
an Affiliate Transaction or series of related Affiliate Transactions involves or has a value in excess of $10,000,000, the Company or such Subsidiary, as the case may be, shall not enter into such Affiliate Transaction or series of related Affiliate Transactions unless a majority of the disinterested members of the Board of Directors of the Company or such Subsidiary shall reasonably and in good faith determine that such Affiliate Transaction is fair to the Company or such Subsidiary, as the case may be, or is on terms no less favorable to the Company or such Subsidiary, as the case may be, than those as might reasonably have been obtainable at such time from an unaffiliated party and shall have adopted a Board Resolution to such effect; provided, further, however, that the
                                           --------  -------  -------
Company shall not, and shall not permit any of its Subsidiaries to, enter into an Affiliate Transaction or series of related Affiliate Transactions involving or having a value in excess of $25,000,000 unless the Company has delivered to the Trustee (i) an opinion of an Independent Financial Advisor to the effect that the transaction is fair to the Company or the relevant Subsidiary, as the case may be, from a financial point of view and (ii) if such Affiliate Transaction involves the purchase or sale of real estate, an appraisal from a nationally recognized MAI certified real estate appraisal firm that indicates a Fair Market Value at least equal to the aggregate payments made or received by the Company or its Subsidiary in connection with the Affiliate Transaction.

              (b)   The provisions of Section 4.15(a) shall not apply to (i) any
                                      ---------------
agreement as in effect as of the Closing Date, or any amendment thereto so long as any such amendment is not disadvantageous to the Holders in any material respect or any transaction contemplated thereby (including pursuant to any amendment thereto); (ii) any transaction between the Company and any Wholly Owned Subsidiary or between Wholly Owned Subsidiaries, provided such transactions are not otherwise prohibited by this Indenture; (iii) reasonable and customary fees and compensation paid to, and indemnity provided on behalf of, officers, managers, directors, employees or consultants of the Company or any Subsidiary, as determined by the Board of Directors of the Company or such Subsidiary or the senior management thereof in good faith; (iv) Capital issuances to members of the Board of Directors, officers and employees of the Company and its Subsidiaries pursuant to plans approved by the Board of Directors of the Company, or (v) any Restricted Payments not prohibited by
Section 4.14.
------------

Section 4.16  Limitation on Asset Sales.
              -------------------------

     Neither the Company nor any of its Subsidiaries shall consummate any Asset Sale unless (a) such Asset Sale is for at least Fair Market Value, (b) at least 60% of the consideration received by the Company or such Subsidiary is in the form of cash or Cash Equivalents, (c) no Default or Event of Default shall have occurred or be continuing, and (d) the Company or such Subsidiary shall apply the Net Cash Proceeds of such Asset Sale as follows:

          (i) (x) to permanently repay any Indebtedness secured by a Lien on the Pledged Collateral subject to such Asset Sale or a portion thereof (including a permanent reduction in committed amounts therefor in the case of the Working Capital Line so repaid) within 180 days of such Asset Sale or (y) to reinvest in other Real Property, in each case if the Company or any Subsidiary, as the case may be, shall have committed in writing within 180 days of such Asset Sale to so reinvest such Net Cash Proceeds and shall have so reinvested such Net Cash Proceeds within 360 days of such Asset Sale; and

          (ii) with respect to any Net Cash Proceeds remaining after application pursuant to the preceding paragraph (i) (the "Excess Proceeds"), the
                               -------------       ---------------
     Company shall make an offer to purchase (the "Excess Proceeds Offer") from
                                                   ---------------------
     all Holders a principal amount (expressed as an integral multiple of $1,000) of Securities equal to the amount of the Excess Proceeds at a purchase price equal to 100% of the principal amount thereof, ("Excess
                                                                     ------
     Proceeds Payment").  If at any time any non-cash consideration received by
     ----------------
     either the Company or any Subsidiary, as the case may be, in connection with any Asset Sale is converted into or sold or otherwise disposed of for cash, then such conversion or disposition shall be deemed to constitute an Asset Sale hereunder and the Net Cash Proceeds thereof shall be applied in accordance with this Section 4.16. The Company may defer the Excess
                          ------------
     Proceeds Offer until there is an aggregate unutilized amount of Excess Proceeds equal to or in excess of $10,000,000 resulting from one or more Asset Sales (at which time, the entire unutilized amount of Excess Proceeds, and not just the amount in excess of $10,000,000, shall be applied as required pursuant to this paragraph).

     The Company shall commence an Excess Proceeds Offer by causing the Trustee to mail a notice to each Holder stating: (A) that the Excess Proceeds Offer is being made pursuant to this Section 4.16 and that all Securities validly
                            ------------
tendered will be accepted for purchase; provided, however, that if the aggregate
                                        --------  -------
purchase price of Securities tendered in an Excess Proceeds Offer exceeds the aggregate amount of the Excess Proceeds required to be applied in such Excess Proceeds Offer, the Company shall select the Securities to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Securities in denominations of $1,000 or integral multiples thereof shall be purchased); (B) the purchase price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed) (the "Excess Proceeds Purchase Date");
                                                -----------------------------
(C) that Holders electing to have a Security purchased pursuant to the Excess Proceeds Offer will be required to surrender the Security, with the form entitled "Option of the Holder to Elect Purchase" on the reverse side of the Security completed, to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day immediately preceding the Excess Proceeds Purchase Date; (D) that each Holder will be entitled to withdraw its election (in whole but not in part) if the Paying Agent receives, not later than the close of business on the third Business Day immediately preceding the Excess Proceeds Purchase Date, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for purchase and a statement that such Holder is withdrawing its election to have such Securities purchased; and (E) that Holders whose Securities are being purchased only in part will be issued new Securities equal in aggregate principal amount to the unpurchased portion of the Securities surrendered.

     On the Excess Proceeds Purchase Date, the Company shall: (x) accept for purchase on a pro rata basis Securities or portions thereof tendered pursuant to the Excess Proceeds Offer; (y) deposit with the Paying Agent money sufficient to pay the purchase price of all Securities or portions thereof so accepted; and
(z) deliver, or cause to be delivered, to the Trustee all Securities or portions thereof so accepted together with an Officers' Certificate specifying the Securities or portions thereof accepted for purchase by the Company. The Paying Agent shall promptly mail to the Holders of Securities so accepted payment in an amount equal to the purchase price, and the Company shall execute and the Trustee shall promptly authenticate and mail to each such Holder a new Security equal in principal amount to any unpurchased portion of the Security surrendered; provided, however, that each Security purchased and each new
             --------  -------
Security delivered shall be in a principal amount of $1,000 or an integral multiple thereof. The Company will publicly announce the results of the Excess Proceeds Offer as soon as practicable after the Excess Proceeds Purchase Date. For purposes of this Section 4.16, the Trustee shall act as the Paying Agent.
                     ------------

     The Company will comply with Rule 14e-l under the Securities Exchange Act of 1934, as amended, and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable, in the event that such Excess Proceeds are received by the Company as contemplated by this Section 4.16
                                                                    ------------
and the Company is required to repurchase Securities as described above.

Section 4.17  Limitation on Payment Restrictions Affecting Subsidiaries.
              ---------------------------------------------------------

     The Company shall not, and shall not permit any Subsidiary to, create, assume or otherwise cause or suffer to exist or become effective any Payment Restriction or consensual encumbrance with respect to any Subsidiary thereof to:
(a) pay dividends or make any other distributions on such Subsidiary's Capital or any other interest or participation in, or measured by, its profits, owned by the Company or any of its other Subsidiaries or pay interest on or principal of any Indebtedness owed to the Company or any of its other Subsidiaries; (b) make any loans or advances to the Company or any other Subsidiary; or (c) transfer any of its property or assets to the Company or any other Subsidiary, except (i) restrictions imposed by applicable law; (ii) any restrictions existing under this Indenture; (iii) restrictions imposed under the Working Capital Line and (iv) encumbrances or restrictions contained in any agreement or instrument (A) relating to any property acquired or leased by the Company or any of its Subsidiaries after the Closing Date, provided, however, that such encumbrance or restriction relates only to the
--------  -------
property which is acquired or leased; (B) relating to any Indebtedness of any Subsidiary at the date of acquisition of such Subsidiary by the Company or any Subsidiary of the Company, provided, further, however, that such Indebtedness
                           --------  -------  -------
was not incurred in connection with, or in contemplation of, such acquisition (the Company being entitled to rely upon a certificate of such Subsidiary as to whether such Indebtedness was incurred in contemplation thereof); (C) arising pursuant to an agreement effecting a refinancing of Indebtedness issued pursuant to an agreement referred to in the foregoing clause (A) and clause (B), so long
                                             ----------     ----------
as the encumbrances and restrictions contained in any such refinancing agreement are no more restrictive than the encumbrances and restrictions contained in such agreements; (D) which constitute customary provisions restricting subletting or assignment of any lease of the Company or any Subsidiary or provisions in agreements that restrict the assignment of such agreement or any rights thereunder; and (E) which constitute restrictions on the sale or other disposition of any property securing Indebtedness as a result of a lien on such property.

Section 4.18  Limitation on Investments.
              -------------------------

     The Company shall not, and shall not permit any Subsidiary to make any Investment other than (a) Investments consisting of non-cash proceeds from Asset Sales as contemplated by Section 4.16 of this Indenture; (b) Investments
                         ------------
consisting of Cash Equivalents; (c) accounts receivable if credited or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (d) payroll advances and advances for business and travel expenses in the ordinary course of business; (e) Investments by the Company in its Wholly Owned Subsidiaries in the ordinary course of business; (f) Investments by any Wholly Owned Subsidiary in the Company or in another Wholly Owned Subsidiary; (g) Investments by the Company for the purpose of acquiring businesses reasonably related to the business of the Company, in an aggregate amount not exceeding $10,000,000 in any fiscal year of the Company; (h) Investments made by way of any endorsement of negotiable instruments received by the Company or any Subsidiary in the ordinary course of its business and presented by it to any bank for collection or deposit; (i) stock, obligations or securities received in settlement of debts created in the ordinary course of business owing to the Company or any Subsidiary; (j) Investments for the purpose of acquiring Real Properties permitted to be acquired under Section 4.24 so long
                                                            ------------
as any such Investment shall be secured by the Real Property so acquired; (k) Investments in Joint Ventures and Subsidiaries which have been approved by the Board of Directors, up to a maximum aggregate amount of $10,000,000; provided that any joint venture involving the development of the Calabasas Property that is approved by the Board of Directors will not be included in calculating such maximum aggregate amount and shall not be limited to any maximum aggregate amount; and (l) in addition to any other permitted investments, any other Investments by the Company in an aggregate amount not exceeding $5,000,000 at any time (collectively, the "Permitted Investments").
                             ---------------------

Section 4.19  Waiver of Stay, Extension or Usury Laws.
              ---------------------------------------

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or premium on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.20  Limitation on Incurrence of Indebtedness.
              ----------------------------------------

              (a)  Except as otherwise set forth in this Section 4.20, the
                                                         ------------
Company shall not and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, issue, assume, guaranty or otherwise become directly or indirectly liable with respect to, including as a result of an acquisition, merger or consolidation, extend the maturity of, or otherwise become responsible for, contingently or otherwise (collectively, "incur") any Indebtedness or any
                                               -----
Disqualified Capital from and after the Closing Date.

              (b)  Notwithstanding Section 4.20(c) and in addition to
                                   ---------------
Indebtedness and Disqualified Capital permitted to be incurred under Section
                                                                     -------
4.20(c), the Company or any Subsidiary may incur Indebtedness or Disqualified
-------
Capital if, and to the extent that, (i) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness and (ii) on the date of such incurrence (the "Incurrence Date"), the Consolidated Coverage Ratio of the Company for the
 ---------------
Reference Period immediately preceding the Incurrence Date, after giving effect on a pro forma basis to such incurrence of such Indebtedness or Disqualified Capital is greater than 2.0 to 1.0.

              (c)  Notwithstanding Section 4.20(b) and in addition to
                                   ---------------
Indebtedness and Disqualified Capital permitted to be incurred under Section
                                                                     -------
4.20(b), the Company and its Subsidiaries may incur the following Indebtedness:
-------
(i) Indebtedness evidenced by the Securities and the Guarantees; (ii) Existing Indebtedness; (iii) non-recourse Indebtedness incurred in the ordinary course of business for Purchase Money Obligations; (iv) Indebtedness in respect of performance, completion, payment, guarantee, surety and similar bonds, banker's acceptances or letters of credit provided by the Company in the ordinary course of business; (v) Indebtedness under any Working Capital Line in an amount at any one time not to exceed $40,000,000; (vi) Permitted Construction Financing in an amount at any one time not to exceed $80,000,000; (vii) Calabasas Financing; and
(viii) Refinancing Indebtedness; provided, however, that to the extent any
                                 --------  -------
Indebtedness permitted pursuant to clause (ii), (v) or (viii) of this paragraph
                                   -----------  ---    ------
is repaid with the proceeds from Asset Sales in accordance with the procedures described in Section 4.16, such Indebtedness may not be reincurred.
             ------------

Section 4.21  Additional Subsidiary Guarantors.
              --------------------------------

     The Company shall cause each of its current Subsidiaries to execute the Guaranty and any other Subsidiary created or acquired after the Closing Date (each, an "Additional Guarantor") to execute a guaranty providing that such
           --------------------
Additional Guarantor guarantees the Obligations of the Company in accordance with the terms of the Guaranty and that all terms of the Guaranty applying to the current Subsidiaries shall apply with the same effect to such Additional Guarantor(s), and to deliver copies of the Guaranty to the Trustee.

Section 4.22  Limitation of Liens.
              -------------------

     The Company shall not, and shall not permit any of its Subsidiaries to, create, incur or assume any Lien upon any of their respective properties or assets (including assets acquired after the date of this Indenture), except for Permitted Liens. This Section 4.22 does not authorize the incurrence of any
                      ------------
Indebtedness not otherwise permitted by Section 4.20.
                                        ------------

Section 4.23  Payments for Consent.
              --------------------

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of the Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders that consent, waive or agree to amend in the time frame set forth in the solicitation documents relating to such consent, waiver or amendment.

Section 4.24  Real Property Acquisitions.
              --------------------------

     The Company shall not, and the Company shall not permit any of its Subsidiaries to, acquire or enter into any commitment to acquire any additional Real Property; provided, however, that, subject to the provisions of Section
               --------  -------                                     -------
4.18, the Company and its Subsidiaries may acquire the following Real Property:
----
          (a) any Real Property, so long as such Real Property is purchased at no more than its Appraised Value; and

          (b) Real Property previously owned by the Company or any of its Subsidiaries that has been sold and which is encumbered by a purchase money mortgage in favor of the Company or any of its Subsidiaries that is in default.

Section 4.25  Maintenance and Alterations.
              ---------------------------

     The Company and the Subsidiaries shall preserve and maintain the Real Property in good order, repair and condition, and free from any damage from casualty or condemnation, which damage or condemnation could have a material adverse affect on its business operations or financial condition, and shall not permit or commit waste on the Real Property and shall cause each and every part of the Real Property to comply in all material respects with all applicable Federal, state and local laws and governmental regulations, and any lawful private restrictions or other requirements or provisions relating to the development, operation, maintenance or use of the Real Property, including, without limitation, the terms and provisions of any mortgages or other agreements or instruments constituting Permitted Liens.

Section 4.26  Certain Environmental Matters.
              -----------------------------

     The Company and the Subsidiaries shall (a) strictly comply with all applicable requirements of any Environmental Law; (b) provide the Trustee with written notice immediately upon obtaining knowledge of (i) any potential or known release, or threat of release, of any Hazardous Substances or oil at or from the Real Properties or upon receiving notice from any Federal, state or other environmental agency or authority in connection with the foregoing matters, including the assessment, containment or removal of any Hazardous Substance from its properties; or (ii) and any non-compliance with or challenge to any zoning requirement, applicable license or permit, or any other Environmental Law.

                                 ARTICLE FIVE

             HOLDERS LISTS AND REPORTS BY COMPANY AND THE TRUSTEE

Section 5.1  The Company to Furnish Trustee Information as to Names and
             ----------------------------------------------------------
             Addresses of Holders.
             --------------------

     If and so long as the Trustee shall not be the Security registrar for the Securities, the Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities pursuant to TIA (S) 312(a):

             (a)  semiannually, and

             (b)  at such other times as the Trustee may request in writing.

Section 5.2  Disclosure of Names and Addresses of Holders.
             --------------------------------------------

     Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders of Securities in accordance with TIA (S) 312(a), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under TIA (S) 312(b).

Section 5.3  Reports by the Trustee.
             ----------------------

     Any Trustee's report required under TIA (S) 313 shall be transmitted on or before July 15th in each year beginning July 15, 2000, in the manner and to the extent provided in TIA (S) 313(c), so long as any Securities are outstanding hereunder, and shall be dated as of a date convenient to the Trustee no more than 60 days prior thereto.

                                  ARTICLE SIX

                 CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 6.1  Merger or Consolidation.
             -----------------------

     The Company shall not, and shall not permit any of its Subsidiaries to, consolidate with or merge into any other Person or convey, lease, transfer or otherwise dispose of all or substantially all of its assets whether in a single transaction or a series of related transactions to any Person or group of Persons (within the meaning of Section 13(d)(3) of the Exchange Act), unless:

             (a) if the transaction involves the Company or a Subsidiary, either
     (i) the Company or such Subsidiary, as the case may be, is the continuing entity, and in the case of a Subsidiary, (x) such Subsidiary remains a Subsidiary of the Company and (y) the Guarantees remain in full force and effect and the rights of the Holders thereunder and under this Indenture and the other Applicable Documents are not to be adversely affected as a result thereof, or (ii) the corporation or other entity formed by such consolidation or into which the Company or the Subsidiary, as the case may be, is merged or the Person that acquires by conveyance, lease or transfer the properties and assets of the Company or the Subsidiary, as the case may be, substantially as an entirety shall be a corporation or other legal entity organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto (or in the case of a Subsidiary, by becoming a Guarantor either by operation of law or by executing a Guaranty Agreement), executed and delivered to the Trustee, in form satisfactory to the Trustee, the Company's obligation for the due and punctual payment of the principal of, interest on overdue payments and premium, if any, on all the Securities according to their tenor and the performance of every covenant of this Indenture on the part of the Company to be performed or observed or the Subsidiary's obligations in connection with the Guarantees, as applicable, and the rights of the Holders under the Securities are not adversely affected as a result thereof;

             (b) immediately before and after giving effect to such transaction, no Event of Default, and no event that, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

             (c) other than in the case of a transaction between the Company and a Wholly Owned Subsidiary or between Wholly Owned Subsidiaries of the Company, immediately after giving effect to such transaction and the use of any net proceeds therefrom on a pro forma basis, the Consolidated Net Worth of the consolidated surviving or transferee entity is at least equal to the Consolidated Net Worth of the Company or such Subsidiary, as the case may be, immediately prior to such transaction;

             (d) other than in the case of a transaction solely between the Company and any Wholly Owned Subsidiary or between Wholly Owned Subsidiaries of the Company or a Corporate Reorganization, the consolidated surviving or transferee entity would, immediately after giving effect to such transaction on a pro forma basis, be permitted to incur at least $1.00 of additional Indebtedness pursuant to
     Section 4.20; and
     ------------

             (e) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance, lease or transfer and such supplemental indenture, if applicable, comply with this Article Six and that all conditions precedent
                                  -----------
     herein provided for relating to such transaction have been complied with.

Section 6.2  Successor Corporation Substituted.
             ---------------------------------

     Upon any consolidation or merger by the Company with or into any other corporation, or any conveyance or transfer by the Company of its properties and assets substantially as an entirety to any Person, in accordance with Section
                                                                      -------
6.1, the successor corporation formed by such consolidation or into which the
---
Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company and in the event of any such conveyance or transfer, the Company, except in the event of a conveyance by way of lease, shall be discharged from all obligations and covenants under this Indenture and the Securities and may be dissolved and liquidated. Such successor corporation may cause to be signed, and may issue either in its own name or in the name of the Company prior to such succession, any or all of the Securities issuable hereunder that theretofore shall not have been signed by the Company and delivered to the Trustee; and, upon the order of such successor corporation, instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities that previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Securities that such successor corporation thereafter shall, cause to be signed and delivered to the Trustee for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

     In case of any such consolidation, merger, conveyance or transfer, such changes in phrasing and form (but not in substance) may be made in the Securities that may be endorsed thereon, as the case may be, thereafter to be delivered as may be appropriate.

                                 ARTICLE SEVEN

                    REMEDIES OF THE TRUSTEE AND HOLDERS ON
                               EVENT OF DEFAULT

Section 7.1  Event of Default Defined; Acceleration of Maturity; Waiver of
             -------------------------------------------------------------
             Default.
             -------

     "Event of Default", with respect to the Securities, means any one of the
      ----------------
following events that shall have occurred and be continuing (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

             (a) default in the payment of the principal of or premium, if any, on any Security when the same becomes due and payable, at maturity, upon acceleration, redemption or otherwise (including the failure to make a payment pursuant to Section 4.12 or Section 4.16 hereof);
                         ------------    ------------

             (b) the Company or a Subsidiary defaults in the performance of or breaches any other covenant or agreement of the Company or a Subsidiary in this Indenture or any other Applicable Documents or under the Securities and such default or breach continues for a period of 30 consecutive days after the date on which written notice specifying such failure, stating that such notice is a "Notice of Default" under the Indenture and demanding that the Company remedy the same, shall have been given by registered or certified mail, return receipt requested, to the Company by the Trustee or to the Company and the Trustee by the Holders of 25% or more in aggregate principal amount of the Securities Outstanding;

             (c) there occurs with respect to any issue or issues of Indebtedness of the Company and/or one or more Subsidiaries having an outstanding principal amount of $15,000,000 or more in the aggregate for all such issues of all such Persons, whether such Indebtedness now exists or shall hereafter be created, an event of default that has caused the holder thereof to declare such Indebtedness to be due and payable prior to its Stated Maturity and such Indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days of such acceleration;

             (d) any final judgment or order (not covered by insurance) for the payment of money in excess of $15,000,000 in the aggregate for all such final judgments or orders against all such Persons (treating any deductibles, self-insurance or retention as not so covered) shall be rendered against the Company or any Subsidiary and shall not be discharged, and there shall be any period of 60 consecutive days following entry of the final judgment or order that causes the aggregate amount for all such final judgments or orders outstanding against all such Persons to exceed $10,000,000 during which a stay of enforcement of such final judgment or order, by reason of a pending appeal or otherwise, shall not be in effect;

             (e) a court having jurisdiction in the premises enters a decree or order for (i) relief in respect of the Company or any Subsidiary in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, (ii) appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Subsidiary or for all or substantially all of the property and assets of the Company or any Subsidiary or (iii) the winding up or liquidation of the affairs of the Company or any Subsidiary and, in each case, such decree or order shall remain unstayed and in effect for a period of 60 consecutive days;

             (f) the Company or any Subsidiary (i) commences a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consents to the entry of an order for relief in an involuntary case under any such law, (ii) consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or any Subsidiary or for all or substantially all of the property and assets of the Company or any Subsidiary or (iii) effects any general assignment for the benefit of creditors of the Company or any Subsidiary;

             (g) the Company and/or one or more Subsidiaries fail to make at the final (but not any interim) fixed maturity if one or more issues of Indebtedness a principal payment or principal payments aggregating more than $10,000,000 and all such defaulted payments shall not have been made, waived or extended within 30 days of the payment default that caused the aggregate amount of such defaulted payments to exceed $10,000,000; or

             (h) any of the Applicable Documents shall cease, for any reason, to be in full force and effect in any material respect, except as a result of an amendment, waiver or termination thereof as contemplated or permitted therein.

     If an Event of Default (other than an Event of Default specified in clause
                                                                         ------
(e) or (f) above that occurs with respect to the Company) occurs and is
---    ---
continuing, the Trustee or the Holders of at least 25% of the aggregate principal amount of the Securities then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders (the "Acceleration Notice")), may, and the Trustee at the request of the Holders
 -------------------
shall, declare the entire unpaid principal and premium, if any, on the Securities to be immediately due and payable as specified below. Upon a declaration of acceleration, such principal and premium, if any, shall be immediately due and payable. In the event of a declaration of acceleration because an Event of Default set forth in clause (c) above has occurred and is
                                         ----------
continuing, such declaration of acceleration shall be automatically rescinded and annulled if the event of default triggering such Event of Default shall be remedied, cured by the Company or waived by the holders of the relevant Indebtedness within 30 days after the occurrence of the Event of Default with respect thereto and the Company has delivered an Officers' Certificate as to such effect. If an Event of Default specified in clause (e) or (f) above occurs
                                                 ---------     ---
with respect to the Company, all unpaid principal of and premium, if any, on the Securities then outstanding shall ipso facto become and be immediately due and
                                  ---- -----
payable without declaration or other act on the part of the Trustee or any Holder.

     The Holders of at least a majority in principal amount of the outstanding Securities, by written notice to the Company and the Trustee, may waive all past defaults and rescind and annul a declaration of acceleration and its consequences if (i) all existing Events of Default, other than the non-payment of the principal of and premium, if any, on Securities that have become due solely by such declaration of acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

     Upon receipt by the Trustee of any Notice of Default pursuant to this
Section 7.1 with respect to Securities all or part of which are represented by a
-----------
Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such Notice of Default, which record date shall be at the close of business on the day the Trustee receives such Notice of Default. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such Notice of Default, whether or not such Holders remain Holders after such record date; provided, however, that unless Holders of at least 25% in principal
      --------  -------
amount of the Outstanding Securities, or their proxies, shall have joined in such Notice of Default prior to the day which is 90 days after such record date, such Notice of Default shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new Notice of Default identical to a Notice of Default which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 7.1 .
-----------

     Upon receipt by the Trustee of any Acceleration Notice or any rescission and annulment thereof, with respect to Securities all or part of which are represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided,
                                                                   --------
however, that unless such declaration of acceleration, or rescission and
-------
annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 7.1.
                                   -----------

Section 7.2  Collection of Indebtedness by Trustee; Trustee May Prove Debt.
             -------------------------------------------------------------

     The Company covenants that in case default shall be made in the payment of all or any part of the principal of any of the Securities when the same shall have become due and payable, whether upon maturity of the Securities or upon any redemption or by declaration or otherwise, then upon demand of the Trustee, the Company will pay to the Trustee for the benefit of the Holders of the Securities the whole amount that then shall have become due and payable on all Securities for principal (with interest to the date of such payment upon the overdue principal and premium, if any, to the extent that payment of such interest is enforceable under applicable law, at the rate of 6.62% per annum); and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and any expenses and liabilities incurred, and all advances made by the Trustee and each predecessor Trustee except as a result of its negligence or bad faith.

     Until such demand is made by the Trustee, the Company may pay the principal of and premium, if any, on the Securities to the registered Holders, whether or not the Securities are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or inequity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or other obligor upon the Securities and collect in the manner provided by law out of the property of the Company or other obligor upon the Securities, wherever situated the monies adjudged or decreed to be payable.

     In case there shall be pending proceedings relative to the Company or any other obligor upon the Securities under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or the property of the Company or such other obligor, or in case of any other judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee will have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such proceedings or otherwise:

          (i) to file and prove a claim or claims for the whole amount of principal, interest on overdue payments and premium, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Holders allowed in any judicial proceedings relative to the Company or other obligor upon the Securities, or to the creditors or property of the Company or such other obligor;

          (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Securities in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings; and

          (iii) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the Holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Holders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     All rights of action and of asserting claims under this Indenture, or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

     In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings.

Section 7.3  Application of Proceeds.
             -----------------------

     Any monies collected by the Trustee pursuant to this Article Seven in
                                                          -------------
respect of the Securities shall be applied in the following order at the date or dates fixed by the Trustee and, in the case of the distribution of such monies on account of principal or otherwise, upon presentation of the several Securities in respect of which monies have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities in reduced principal amounts in exchange for the presented Securities if only partially paid, or upon surrender thereof if fully paid:

             FIRST: To the payment of amounts due the Trustee or any predecessor Trustee under Section 8.6;
                               -----------

             SECOND: In case the principal of the Securities shall have become and shall be then due and payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal, with interest upon the overdue principal at the rate of 6.62% per annum; and

             THIRD: To the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

Section 7.4  Suits for Enforcement.
             ---------------------

     In case an Event of Default has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

Section 7.5  Restoration of Rights on Abandonment of Proceedings.
             ---------------------------------------------------

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee, then and in every such case the Company and the Trustee shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been taken.

Section 7.6  Limitations on Suits by Holders.
             -------------------------------

     A Holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless: (a) such Holder gives to the Trustee written notice of a continuing Event of Default; (b) the Holders of at least 25% in aggregate principal amount of outstanding Securities make a written request to the Trustee to pursue the remedy; (c) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any costs, liability or expense; (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and (e) during such 60-day period, the Holders of a majority in aggregate principal amount of the outstanding Securities do not give the Trustee a direction that is inconsistent with the request.

     For purposes of this Section 7.6, the Trustee shall comply with TIA (S)
                          -----------
316(a) in making any determination of whether the Holders of the required aggregate principal amount of outstanding Securities have concurred in any request or direction of the Trustee to pursue any remedy available to the Trustee or the Holders with respect to this Indenture or the Securities or otherwise under the law.

     A Holder of Securities may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

Section 7.7  Unconditional Right of Holders to Institute Certain Suits.
             ---------------------------------------------------------

     Notwithstanding any other provision in this Indenture and any provision of any Security, the right of any Holder of any Security to receive payment of the principal of and premium, if any, on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 7.8  Powers and Remedies Cumulative; Delay or Omission Not Waiver of
             ---------------------------------------------------------------
             Default.
             -------

     Except as provided in Section 7.6, no right or remedy herein conferred upon
                           -----------
or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     No delay or omission of the Trustee or of any Holder to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to
Section 7.6, every power and remedy given by this Indenture or by law to the
-----------
Trustee or to the Holders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holders.

Section 7.9  Control by Holders of Securities.
             --------------------------------

     The Holders of a majority in aggregate principal amount of the Securities at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities by this Indenture; provided, however, that such direction shall not
                              --------  -------
be otherwise than in accordance with law and the provisions of this Indenture; and provided, further, that (subject to the provisions of Section 8.1) the
    --------  -------                                     -----------
Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its Board of Directors, the executive committee, or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would involve the Trustee in personal liability or if the Trustee in good faith shall so determine that the actions or forbearance specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders not joining in the giving of said direction. It being understood that (subject to Section 8.1) the Trustee shall have no duty to
                            -----------
ascertain whether or not such actions or forbearance are unduly prejudicial to such Holders.

     Nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and that is not inconsistent with such direction or directions by the Holders.

     Upon receipt by the Trustee of any written notice directing the time, method or place of conducting any such proceeding or exercising any such trust or power, with respect to Securities all or part of which are represented by a Global Security, a record date shall be established for determining Holders of Outstanding Securities entitled to join in such notice, which record date shall be at the close of business on the day the Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, however, that unless the
                                       --------  -------
Holders of a majority in principal amount of the Outstanding Securities shall have joined in such notice prior to the day which is 90 days after such record date, such notice shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new notice identical to a notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 7.9.
                                               -----------

Section 7.10  Waiver of Past Defaults.
              -----------------------

     Subject to Sections 7.1 and 7.7, the Holders of at least a majority in
                ------------     ---
principal amount of the outstanding Securities, by notice to the Trustee, may waive an existing Event of Default and its consequences, except a default in the payment of principal on any Security as specified in clause (a) of Section 7.1.
                                                     ----------    -----------

     The Company may, but shall not be obligated to, fix record date for the purpose of determining the Persons entitled to waive any past default hereunder. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to waive any default hereunder, whether or not such Holders remain Holders after such record date; provided, however, that unless such majority in principal amount shall
      --------  -------
have waived such default prior to the date which is 90 days after such record date, any such waiver previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured, and not to have occurred for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

Section 7.11  Trustees to Give Notice of Default, But May Withhold in Certain
              ---------------------------------------------------------------
              Circumstances.
              -------------

     The Trustee shall in accordance with TIA (S) 315(b), within 90 days after the occurrence of a Default with respect to the Securities, give notice of all Defaults known to the Trustee to all Holders of Securities in the manner and to the extent provided in TIA (S) 313(c), unless in each case such Defaults shall have been cured before the mailing or publication of such notice; provided,
                                                                  --------
however, that, except in the case of Default in the payment of the principal of
-------
any of the Securities, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the executive committee, or a trust committee of directors or trustees or

Responsible Officers of the Trustee, or any combination of the foregoing, in good faith determines that the withholding of such notice is in the interests of the Holders.

Section 7.12  Right of Court to Require Filing of Undertaking to Pay Costs.
              ------------------------------------------------------------

     All parties to this Indenture agree, and each Holder of any Security by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merit and good faith of the claims or defenses made by such party litigant; provided, however,
                                                             --------  -------
that the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder or group of Holders holding in the aggregate more than 10% in aggregate principal amount of the Securities or to any suit instituted by any Holder for the enforcement of the payment of the principal of or interest, if any, on any Security on or after the due date expressed in such Security or any date fixed for redemption.

                                 ARTICLE EIGHT

                            CONCERNING THE TRUSTEE

Section 8.1   Duties and Responsibilities of the Trustee; During Default; Prior
              -----------------------------------------------------------------
              to Default.
              ----------

     With respect to the Holders of the Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all Events of Default that may have occurred, has undertaken to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities has occurred (that has not been cured or waived), the Trustee shall exercise with respect to such Securities such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

              (a) prior to the occurrence of an Event of Default with respect to the Securities and after the curing or waiving of all such Events of Default with respect to such Securities that may have occurred:

                   (i) the duties and obligations of the Trustee with respect to the Securities shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions that by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

             (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

             (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders pursuant to Section 7.9 relating to the time,
                                          -----------
     method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable ground for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

     Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     The provisions of this Section 8.1 are in furtherance of and subject to TIA
                            -----------
(S) 315.

Section 8.2  Certain Rights of the Trustee.
             -----------------------------

     In furtherance of and subject to the TIA, and subject to Section 8.1:
                                                              -----------

             (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

             (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate of the Company (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors of the Company may be evidenced to the Trustee by a copy thereof certified by the secretary or an assistant secretary of the Company;

             (c) the Trustee may consult with counsel and any written advice or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon in accordance with such advice or Opinion of Counsel;

             (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred therein or thereby;

             (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; and

             (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document unless requested in writing to so do by the Holders of not less than a majority in aggregate principal amount of the Securities then Outstanding; provided, however, that, if the
                                                --------  -------
     payment within a reasonable time to the Trustee of the costs, expenses, or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand.

Section 8.3  Trustee Not Responsible for Recitals, Disposition of Securities or
             ------------------------------------------------------------------
             Application of Proceeds Thereof.
             -------------------------------

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

     The Trustee shall have no duty to inquire as to the performance of the Company's covenants in Article Four hereof. In addition, the Trustee shall not
                       ------------
be deemed to have knowledge of any Default or Event of Default, except (a) any Default or Event of Default occurring pursuant to Section 7.1(a) or Section 4.1,
                                                  --------------    -----------
or (b) any Default or Event of Default of which the Trustee shall have received written notification or obtained actual knowledge.

Section 8.4  Trustee and Agents May Hold Securities; Collections, etc.
             ---------------------------------------------------------

     The Trustee or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent and may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee or such agent.

Section 8.5  Monies Held by Trustee.
             ----------------------

     Subject to the provisions of Section 11.4 hereof, all monies received by
                                  ------------
the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. Neither the Trustee nor any agent of the Company or the Trustee shall be under any liability for interest on any monies received by it hereunder.

Section 8.6  Compensation and Indemnification of Trustee and Its Prior Claim.
             ---------------------------------------------------------------

     The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee and each predecessor Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and each predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred, without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and its duties hereunder, including the costs and expenses of defending itself against or investigating any claim of liability in the premises. The obligations of the Company under this Section to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness of the Company hereunder and shall survive the satisfaction and discharge of this Indenture. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim.

Section 8.7  Right of Trustee to Rely on Officers' Certificate, etc.
             -------------------------------------------------------

     Subject to Sections 8.1 and 8.2, whenever in the administration of this
                ------------     ---
Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers'

Certificate of the Company delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

Section 8.8  Persons Eligible for Appointment as Trustee.
             -------------------------------------------

     The Trustee shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, or a corporation or other Person permitted to act as Trustee by the Commission pursuant to the TIA, having a combined capital and surplus of at least $25,000,000, and that is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by Federal, State or District of Columbia authority. Such corporation shall have an address or agent in the Borough of Manhattan, The City of New York for the presentment of Securities, which address for the initial Trustee is 100 Wall Street, Suite 2000 - Operations, New York, New York 10005, or such other address as the initial Trustee shall hereafter provide to the Holders of the Securities in writing. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.9.
                                 -----------

     The provisions of this Section 8.8 are in furtherance of and subject to TIA
                            -----------
(S) 310(a).

Section 8.9  Resignation and Removal; Appointment of Successor Trustee.
             ---------------------------------------------------------

             (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign upon 30 days written notice of resignation to the Company and by mailing notice of such resignation to the Holders of then Outstanding Securities at their addresses as they shall appear on the registry books. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority of the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Holder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 8.12, on behalf of itself and all others
                             ------------
similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

             (b)  In case at any time any of the following shall occur:

                  (i) the Trustee shall fail to comply with the provisions of TIA (S) 310(b) with respect to the Securities after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security or Securities for at least six months; or

                  (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.8 and TIA (S) 310(a) and shall fail to
                            -----------
     resign after written request therefor by the Company or by any Holder; or

                  (iii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, unless the Trustee's duty to resign has been stayed as provided pursuant to TIA (S) 310(b), the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of TIA (S) 315(e), any Holder who has been a bona fide Holder of a Security or Securities of such series for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

              (c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may upon 30 days written notice remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed, and to the Company the evidence provided for in Section 9.1 of the action in that regard taken by the Holders.
                -----------

              (d) Any resignation or removal of the Trustee and any appointment of a successor trustee pursuant to any of the provisions of this Section 8.9
                                                                 -----------
shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.10.
               ------------

Section 8.10  Acceptance of Appointment by Successor Trustee.
              ----------------------------------------------

     Any successor trustee appointed as provided in Section 8.9 shall execute
                                                    -----------
and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but nevertheless, on the written request of the Company or of the successor trustee, upon payment of its charges then unpaid, the Trustee ceasing to act shall, subject to Section 11.4,
                                                                  ------------
pay over to the successor trustee all monies at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations, Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers.

Any Trustee ceasing to act shall, nevertheless, retain a prior claim upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 8.6.
                                     -----------

     No successor trustee shall accept appointment as provided to this Section
                                                                       -------
8.10 unless at the time of such acceptance such successor trustee shall be
----
qualified under TIA (S) 310(b) and eligible under the provisions of Section 8.8.
                                                                    -----------

     Upon acceptance of appointment by any successor trustee as provided in this
Section 8.10, the Company shall give notice thereof to the Holders of
------------
Securities, by mailing such notice to such Holders at their addresses as they shall appear on the registry books. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section
                                                                        -------
8.9.  If the Company fails to give such notice within ten days after acceptance
---
of appointment by the successor trustee, the successor trustee shall cause such notice to be given at the expense of the Company.

Section 8.11  Merger, Conversion, Consolidation or Succession to Business of
              --------------------------------------------------------------
              Trustee.
              -------

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided, however, that such corporation
                                        --------  -------
shall be qualified under TIA (S) 310(b) and eligible under the provisions of

Section 8.8, without the execution or filing of any paper or any further act on
-----------
the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     In case at the time such successor to the Trustee shall succeed to the trust created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee and deliver such Securities so authenticated: and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor Trustee; and in all such cases such certificate shall have the full force that it has anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that
                                                         --------  -------
the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

Section 8.12  Preferential Collection of Claims Against the Company.
              -----------------------------------------------------

     The Trustee shall comply with TIA (S) 311(a). Any Trustee that has resigned or been removed is subject to TIA (S) 311(a) to the extent indicated therein.

Section 8.13  Appointment of Authenticating Agent.
              -----------------------------------

     As long as any Securities remain Outstanding, the Trustee may, by an instrument in writing, appoint an authenticating agent (the "Authenticating
                                                             --------------
Agent") that shall be authorized to
-----
act on behalf of the Trustee to authenticate Securities, including Securities issued upon exchange, registration of transfer, partial redemption or pursuant to Section 2.5. Securities authenticated by such Authenticating Agent shall be
   -----------
entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee. Whenever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's Certificate of Authentication (including, without limitation, in Section 2.3), such reference shall be deemed to include
               ------------
authentication and delivery on behalf of the Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of the Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $5,000,000 (determined as provided in Section 8.8 with respect to the
                                            -----------
Trustee) and subject to supervision or examination by Federal or State authority.

     Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent with respect to all Securities for which it served as Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company.

     Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.13, the Trustee shall upon
                                       ------------
receipt of an Company Order appoint a successor Authenticating Agent and the Company shall provide notice of such appointment to all Holders in the manner and to the extent provided in Section 13.4. Any successor Authenticating Agent
                              ------------
upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. The Company agrees to pay to the Authenticating Agent from time to time reasonable compensation. The Authenticating Agent for the Securities shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee.

     Sections 8.2, 8.3, 8.4, 8.6, 8.8 and 9.3 shall be applicable to any
     ------------  ---  ---  ---  ---     ---
Authenticating Agent as if each reference to "Trustee" therein referred to the Authenticating Agent.

                                  ARTICLE NINE

                             CONCERNING THE HOLDERS

Section 9.1  Evidence of Action Taken by Holders.
             -----------------------------------

     Any request demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by a specified percentage in principal amount of the Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such specified percentage of Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Sections 8.1 and 8.2) conclusive in favor of the Trustee and the
            -------------    ---
Company, if made in the manner provided in this Article Nine.
                                                ------------

Section 9.2  Proof of Execution of Instruments and of Holding of Securities.
             --------------------------------------------------------------

     Subject to Sections 8.1 and 8.2, the execution of any instrument by a
                ------------     ---
Holder or his agent or proxy may be proved in the following manner:

             (a) The fact and date of the execution by any Holder of any instrument may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the person executing such instruments acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or other such officer. Where such execution is by or on behalf of any legal entity other than an individual, such certificate or affidavit shall also constitute sufficient proof of the authority of the person executing the same.

             (b) The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

     The Company may set a record date for purposes of determining the identity of Holders of Securities entitled to vote or consent to any action referred to in Section 9.1, which record date may be set at any time or from time to time by notice to the Trustee, for any date or dates (in the case of any adjournment or reconsideration not more than 60 days nor less than five days prior to the proposed date of such vote or consent, and thereafter, notwithstanding any other provisions hereof, only Holders of Securities of record on such record date shall be entitled to so vote or give such consent or revoke such vote or comment.

Section 9.3  Holders to be Treated as Owners.
             -------------------------------

     The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name any Security shall be registered upon the Security register as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of or premium, if any, on such Security and for all other purposes, and neither the Company or the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary.

Section 9.4  Securities Owned by the Company Deemed Not Outstanding.
             ------------------------------------------------------

     In determining whether the Holders of the requisite aggregate principal amount of Outstanding Securities have concurred in any direction, consent or waiver under this Indenture, Securities that are owned by the Company or any other obligor on the Securities with respect to which such determination is being made or by any Affiliate of the Company or any other obligor on the Securities with respect to which such determination is being made shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities that the Trustee knows are so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any person directly or indirectly controlling or controlled by or under direct or indirect con-u-non control with the Company or any other obligor on the Securities. In case of a dispute as to such right, the advice of counsel shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company, to be owned or held by or for the account of any of the above-described persons; and, subject to Section 8.1 and
                                                               -----------
Section 8.2, the Trustee shall be entitled to accept such Officers' Certificate
-----------
as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination.

Section 9.5   Right of Revocation of Action Taken.
              -----------------------------------

     At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the Holders of the
            -----------
percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action, any Holder of a Security the serial number of which is shown by the evidence to be included among the serial numbers of the Securities the Holders of which have consented to such action may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article Nine, revoke such action so far as it concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange of substitution therefor or on registration of transfer thereof, irrespective of whether or not any notation in regard thereto is made upon any such Security. Any action taken by the Holders of the percentage in aggregate principal amount of the Securities specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action.

                                  ARTICLE TEN

                                   AMENDMENTS

Section 10.1  Amendments and Supplements Permitted Without Consent of Holders.
              ---------------------------------------------------------------

              (a)  Notwithstanding Section 10.2, the Company and the Trustee may
                                   ------------
amend or supplement this Indenture or the Securities without the consent of any Holder to: (i) cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture; provided that such amendment does not adversely affect the rights of the Holders; (ii) provide for uncertificated Securities in addition to or in place of certificated Securities; (iii) evidence the succession of another corporation to the Company and provide for the assumption by such successor of the Company's obligations to the Holders hereunder and under the Securities as permitted under Article Six; (iv) make any change that would (A) provide any
                -----------
additional rights or benefits to Holders or (B) not adversely affect the legal rights under the Indenture of any Holder, or (v) comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA.

              (b) Upon the Company's request, after receipt by the Trustee of a resolution of the Board of Directors authorizing the execution of any amended or supplemental indenture, and the Officers' Certificate and Opinion of Counsel described in Section 10.6, the Trustee shall join with the Company in the
             ------------
execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be contained in any such amended or supplemental indenture, but the Trustee shall not be obligated to enter into an amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

Section 10.2  Amendments and Supplements Requiring Consent of Holders.
              -------------------------------------------------------

              (a)  Except as otherwise provided in Section 10.1(a) and 10.2(c),
                                                   ---------------     -------
this Indenture and the Securities may be amended or supplemented with the written consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities), and any existing Default or Event of Default or noncompliance with any provision of the Indenture or the Securities may be waived with the consent of Holders of at least a majority in principal of the then outstanding Securities (including consents obtained in connection with a tender offer or exchange offer for the Securities).

              (b) Upon the Company's request and after receipt by the Trustee of a resolution of the Board of Directors authorizing the execution of any supplemental indenture, evidence of the Holders' consent, and the documents described in Section 10.6, the Trustee shall join with the Company in the
             ------------
execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture,

              (c) Without the consent of each Holder affected, no amendment, supplement or waiver to this Indenture shall: (i) reduce the principal amount of Securities whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture on the Securities; (ii) reduce the principal of or change the fixed maturity of any Security, or alter the provisions with respect to the redemption of the Securities in a manner adverse to the Holders;
(iii) waive a Default or Event of Default in the payment of principal of or premium, if any, on, the Securities (except that Holders of at least a majority in aggregate principal amount of the then outstanding Securities may (A) rescind an acceleration of the Securities that resulted from a non-payment default, and
(B) waive the payment default that resulted from such acceleration); (iv) make any Security payable in money other than U.S. Legal Tender; (v) make any change in the provisions of the Indenture relating to waivers of past Defaults or the rights of Holders to receive payments of principal of or premium, if any, on the Securities; (vi) waive a redemption payment with respect to any Security; or
(vii) make any change in Section 7.7, Section 7.10 or this sentence.
                         -----------  ------------

              (d) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such Persons shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, however, that unless such
                                       --------  -------
consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

              (e) It shall not be necessary for the consent of the Holders under this Section 10.2 to approve the particular form of any proposed amendment
           ------------
or waiver, but it shall be sufficient if such consent approves the substance thereof. After an amendment, supplement or waiver under this Section 10.2
                                                             ------------
becomes effective, the Company shall mail to each Holder affected thereby a notice briefly describing the amendment, supplement or waiver Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amended or supplemental indenture or waiver.

Section 10.3  Compliance with TIA.
              -------------------

     Every amendment or supplement to this Indenture or the Securities shall be set forth in an amended supplemental indenture that complies with the TIA as then in effect.

Section 10.4  Revocation and Effect of Consents.
              ---------------------------------

              (a) Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent holder of a Security or portion of a Security that evidences the same Indebtedness as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment or waiver.

              (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders of Securities entitled to consent to any amendment or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those Persons who were holders of Securities at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be holders of Securities after such record date. No consent shall be valid or effective for more than 90 days after such record date.

              (c) After an amendment or waiver becomes effective it shall bind every Holder, unless it is of the type described in Section 10.2(c), in which
                                                    ---------------
case the amendment or waiver shall only bind each Holder that consented to it and every subsequent holder of a Security that evidences the same debt as the consenting Holders Security.

Section 10.5  Notation on or Exchange of Securities.
              -------------------------------------

     The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue and the Trustee shall authenticate new Securities that reflect the amendment, supplement or waiver. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

Section 10.6  Trustee Protected.
              -----------------

     The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article Ten if the amendment does not adversely affect the
                 -----------
rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to Section 8.1,
                                                                    -----------
shall be fully protected in relying upon, an Officers' Certificate and Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment or supplemental indenture until the Board of Directors approves it.

                                 ARTICLE ELEVEN

                    SATISFACTION AND DISCHARGE OF INDENTURE;
                                UNCLAIMED MONIES

Section 11.1  Satisfaction and Discharge of Indenture.
              ---------------------------------------

              (a)   Except as otherwise provided in this Section 11.1, the
                                                         ------------
Company may terminate its obligations under the Securities and this Indenture with respect to the Securities if:

                    (i) all Securities previously authenticated and delivered (other than destroyed, lost or stolen Securities that have been replaced or Securities that are paid pursuant to Section 4.1 of this Indenture or
                                          -----------
     Securities for whose payment money or securities have theretofore been held in trust and thereafter repaid to the Company, as provided in Section 11.4
                                                                   ------------
     of this Indenture) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

                    (ii) (A) the Securities mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption, (B) the Company irrevocably deposits in trust with the Trustee during such one-year period, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds solely for the benefit of the Holders for that purpose, money or U.S. Government Obligations sufficient (in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee), without consideration of any reinvestment of any interest thereon, to pay principal on the Securities to maturity or redemption, as the case may be, and to pay all other sums payable by it hereunder, (C) no Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, (D) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which either is bound and (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with.

          With respect to the foregoing clause (i), the Company's obligations
                                        ----------
under Section 8.6 shall survive.  With respect to the foregoing clause (ii), the
      -----------                                               -----------
Company's obligations in Sections 2.2, 2.3, 2.4, 2.5, 2.6, 4.1, 4.2, 4.3, 4.4,
                         ------------  ---  ---  ---  ---  ---  ---  ---  ---
4.5, 8.6, 8.9, 11.2, 11.4 and 11.5 of this Indenture shall survive until the
---  ---  ---  ----  ----     ----
Securities are no longer outstanding. Thereafter, only the Company's obligations in Sections 8.6 and 11.2 of this Indenture shall survive. After any such
   ------------     ----
irrevocable deposit, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture with respect to the Securities except for those surviving obligations specified above.

          (b) The Company will be deemed to have paid and will be discharged from any and all obligations in respect of the Securities on the 123rd day after the deposit referred to in clause (a)(ii)(B) of this paragraph, and the
                           -----------------
provisions of this Indenture will no longer be in effect with respect to the Securities, except as to (i) rights of registration of transfer and exchange;
(ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities; (iii) rights of Holders to receive payments of principal thereof and interest, if any, thereon; (iv) the Company's obligations under Section 4.1; (v)
                                                                -----------
the rights, obligations and immunities of the Trustee hereunder; and (vi) the rights of the Holders of Securities as beneficiaries of this Indenture with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, at the expense of the Company, shall at the Company's request execute proper instruments acknowledging the same; provided, however,
                                                           --------  -------
that the following conditions shall have been satisfied:

               (A)  with reference to this Section 11.1(b), the Company has
                                           ---------------
     irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 8.8) and
                                                                -----------
     conveyed all right, title and interest for the benefit of the Holders of the Securities, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in crust, in and to (1) money in an amount, (2) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (A), money in an amount or (3) a
                                     ----------
     combination thereof in an amount sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of and premium, if any, on the outstanding Securities at the Stated Maturity of such principal; provided, however, that the Trustee shall have been
                     --------  -------
     irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal and premium, if any, with respect to the Securities;

               (B) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which either is bound:

               (C) the Company shall have delivered to the Trustee (1) either
     (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of Securities will not recognize income, gain or loss for federal income tax purposes as a result of the Company's exercise of its option under this Section 11.1(b) and will be
                                                 ---------------
     subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause (x) above and (2) an Opinion of Counsel to the effect
                  ----------
     that (w) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (x) the Holders have a valid first-priority security interest in the trust funds and (y) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (I) the trust funds will not longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (II) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, (a) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trust funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (b) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

               (D) if the Securities are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause the Securities to be delisted; and

               (E) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 11.1(b) have been complied with.
                          ---------------

          Notwithstanding the foregoing clause (a), prior to the end of the 123-
                                        ----------
day period referenced to in Section 11.1(b), none of the Company's obligations
                            ---------------
under this Indenture shall be discharged. Subsequent to the end of such 123-day period with respect to this Section 11.1, the Company's obligations in Sections
                            ------------                               --------
2.2, 2.3, 2.4, 2.5, 2.6, 4.1, 4.2, 4.3, 4.4, 4.5, 8.6, 8.9, 11.2, 11.4 and 11.5
---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ---  ----  ----     ----
shall survive until the Securities are no longer outstanding. Thereafter, only the Company's obligations in Section 8.6 and 11.2 shall survive. If and when a
                             -----------     ----
ruling from
the Internal Revenue Service or an Opinion of Counsel referred to in Section
                                                                     -------
11.1(b)(vi)(C) is able to be provided specifically without regard to, and not in
--------------
reliance upon, the continuance of the Company's obligations under Section 4.1,
                                                                  -----------
then the Company's obligations under such Section 4.1 shall cease upon delivery
                                          -----------
to the Trustee of such ruling or Opinion of Counsel and compliance with the other conditions precedent provided for herein relating to the defeasance contemplated by this Section 11.1.
                     ------------

          After any such irrevocable deposit, the Trustee upon request, shall acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture with respect to the Securities except for those surviving obligations in the immediately preceding paragraph.

          (c) The Company may omit to comply with any term, provision or condition set forth in clause (c) of Section 6.1 of this Indenture, the
                       ----------    -----------
covenants described in Sections 4.12, 4.14, 4.15, 4.16 and 4.18 of this
                       -------------  ----  ----  ----     ----
Indenture and clause (b) of Section 7.1 of this Indenture with respect to such
              ----------    -----------
covenants, and clauses (c), (d) and (g) of Section 7.1 shall be deemed not to be
               -----------  ---     ---    -----------
Events of Default, in each case with respect to the outstanding Securities if:

                 (i)    with reference to this Section 11.1(c), the Company has
                                               ---------------
     irrevocably deposited or caused to be irrevocably deposited with the Trustee (or another trustee satisfying the requirements of Section 8.8) and
                                                                -----------
     conveyed in and to all right, title and interest to the Trustee for the benefit of the Holders, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee as trust funds in trust, specifically pledged to the Trustee as security for payment of the principal of, interest on overdue payments and premium, if any, and interest, if any, on the Securities for, and dedicated solely to, the benefit of the Holders of the Securities, in and to (A) money in an amount sufficient, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide, not later than one day before the due date of any payment referred to in this clause (i), money in an amount sufficient or (C) a
                         ----------
     combination thereof in an amount sufficient, in each case in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, without consideration of the reinvestment of such interest and after payment of all federal, state and local taxes or other charges and assessments in respect thereof payable by the Trustee, the principal of, interest on overdue payments and premium, if any, on the outstanding Securities on the Stated Maturity of such principal, provided, however,
                                                          --------  -------
     that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of such principal, interest on overdue payments or premium if any, with respect to the Securities: (ii) such deposit will not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

               (iii) no Default or Event of Default shall have occurred and be continuing on the date of such deposit;

               (iv) the Company has delivered to the Trustee an Opinion of Counsel to the effect that (A) the creation of the defeasance trust does not violate the Investment Company Act of 1940, (B) the Holders of the Securities have a valid first-priority security interest in the trust funds, (C) the Holders will not recognize income ,gain or loss for federal income tax purposes as a result of such deposit and defeasance of certain obligations and will be subject to federal income tax on the same amount and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, and (D) after the passage of 123 days following the deposit (except, with respect to any trust funds for the account of any Holder who may be deemed to be an "insider" for purposes of the United States Bankruptcy Code, after one year following the deposit), the trust funds will not be subject to the effect of Section 547 of the United States Bankruptcy Code or Section 15 of the New York Debtor and Creditor Law in a case commenced by or against the Company under either such statute, and either (x) the trust funds will no longer remain the property of the Company (and therefore will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally) or (y) if a court were to rule under any such law in any case or proceeding that the trust funds remained property of the Company, and (1) assuming such trust funds remained in the possession of the Trustee prior to such court ruling to the extent not paid to the Holders, the Trustee will hold, for the benefit of the Holders, a valid and perfected security interest in such trustee funds that is not avoidable in bankruptcy or otherwise except for the effect of Section 552(b) of the United States Bankruptcy Code on interest on the trust funds accruing after the commencement of a case under such statute and (2) the Holders will be entitled to receive adequate protection of their interests in such trust funds if such trust funds are used in such case or proceeding;

               (v) if the Securities are then listed on a national securities exchange, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit, defeasance and discharge will not cause the Securities to be delisted; and

               (vi) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, in each case stating that all conditions precedent provided for herein relating to the defeasance contemplated by this Section 11.1 have been complied with.
                          ------------

Section 11.2  Application by Trustee of Funds Deposited for Payment of
              --------------------------------------------------------
              Securities; Other Miscellaneous Provisions.
              ------------------------------------------

     Subject to Section 11.4, all monies deposited with the Trustee (or other
                ------------
trustee) pursuant to Section 11.3 shall be held in trust and applied by it to
                     ------------
the payment, either directly or through any Paying Agent (including the Company or the guarantor acting as Paying Agent), to the Holders of the Securities for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and premium, if any; provided, however, that such money need not be segregated from other funds
     --------  -------
except to the extent required by law.

     If the Trustee or any Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 11.1 by reason of any legal
                                          ------------
proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such applications, the Company's obligations under this Indenture and the Securities related thereto shall be revived and reinstated as though no deposit had occurred pursuant to
Section 11.1(b)(vi)(A) or 11.1(c)(i) until such time as the Trustee or any
----------------------    ----------
Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 11.1; provided, however, that if the Company has made
                   ------------  --------  -------
any payment of principal of, interest on overdue payments and premium, if any, on the Securities because of the reinstatement of its obligations hereunder, the Company shall be subrogated to the rights of the holders of the Securities to receive such payment from the money or U.S. Government obligations held by the Trustee for such purpose.

Section 11.3  Repayment of Monies Held by Paying Agent.
              ----------------------------------------

     In connection with the satisfaction and discharge of this Indenture with respect to Securities, all monies then held by any Paying Agent under the provisions of this Indenture with respect to such Securities shall, upon demand of the Company, be repaid to the Company or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Section 11.4  Return of Monies Held by Trustee and Paying Agent Unclaimed for
              ---------------------------------------------------------------
              Two Years.
              ---------

     Any monies deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of, interest on overdue payments and premium if any, on any Security and not applied but remaining unclaimed for two years after the date upon which such principal, interest on overdue payments and premium, if any, shall have become due and payable shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property law, be repaid to the Company by the Trustee or such Paying Agent, and the Holder of the Securities shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment that such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such monies shall thereupon cease; provided,
                                                                    --------
however, that the Trustee or such Paying Agent, before being required to make
-------
any such repayment with respect to monies deposited with it for any payment, may at the expense of the Company, mail by first-class mail to Holders of such Securities at their addresses as they shall appear on the security register notice, that such monies remain and that, after a date specified therein, which shall not be less than thirty days from the date of such mailing, any unclaimed balance of such money then remaining will be, repaid to the Company.

Section 11.5  Indemnity for U.S. Government Obligations.
              -----------------------------------------

     The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited by the Company pursuant to Section 11.1 or the principal or interest
                                     ------------
received in respect of such obligations.

                                ARTICLE TWELVE

                                 THE SECURITY

Section 12.1  Security.
              --------

              (a) In order to secure the due and punctual payment of the principal of and premium, if any, on the Securities when and as the same shall be due and payable whether at maturity, by acceleration, purchase, repurchase, redemption or otherwise, and interest on the overdue principal of the Securities, if any, and the performance of all other obligations of the Company to the Holders or the Trustee under this Indenture and the Securities, the Company has simultaneously with the execution of this Indenture entered into the Pledge Agreement pursuant to which the Company has pledged and assigned to the Trustee, for the benefit of the Holders, all of its right, title and interest in and to the Pledged Collateral on a non-recourse basis. Each Holder, by accepting a Security, agrees to all of the terms and provisions of the Pledge Agreement, as the same may be amended from time to time pursuant to the provisions thereof and of this Indenture.

              (b) At the time this Indenture and the Pledge Agreement are executed, the Company will have full right, power and lawful authority to grant, convey, hypothecate, assign, mortgage and pledge the property constituting the Pledged Collateral, in the manner and form done, or intended to be done, in this Indenture and the Security Documents, free and clear of all Liens whatsoever, except the Liens created by this Indenture and the Security Documents and except to the extent otherwise provided therein and herein, and the Company covenants and agrees to (i) forever warrant and defend the title to the same against the claims of all Persons whatsoever, (ii) execute, acknowledge and deliver to the Trustee such further assignments, transfers, assurances or other instruments as the Trustee may reasonably require or request, and (iii) do or cause to be done all such acts and things as may be necessary or proper, or as may be reasonably required by the Trustee, to assure and confirm to the Trustee the security interests in the Pledged Collateral contemplated hereby and by the Pledge Agreement, or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture and of the Securities secured hereby, according to the intent and purposes herein expressed. This Indenture and the Pledge Agreement will create in favor of the Trustee for the benefit of the Holders a direct and valid first priority Lien, the ("Securityholder Lien") on the property constituting the Pledged Collateral,
      -------------------
whether now owned or hereafter acquired, as set forth herein and therein.

Section 12.2  Recording, etc.
              ---------------

     The Company will, at its own expense, register, record and file or rerecord, refile and renew the Pledge Agreement, this Indenture and all amendments or supplements thereto in such manner and in such place or places, if any as may be required by law in order fully to preserve and protect the Securityholder Lien and the Pledge Agreement and to effectuate and preserve the Securityholder Lien and all rights of the Trustee in the Pledged Collateral.
The Company will, at its own expense, register and record and file or rerecord, refile and renew additional security documents in such manner and in such places as may be required by law in order to effectuate and preserve the Securityholder Lien and all rights of the Trustee in the Pledged Collateral.

     The Company shall furnish to the Trustee as promptly as possible after qualification of the Indenture: an Opinion of Counsel either (a) stating that, in the opinion of such counsel, this Indenture and the assignment of the Pledged Collateral intended to be made by the Pledge Agreement and all other instruments of further assurance or amendment have been properly recorded, registered and filed to the extent necessary to make effective the Securityholder Lien intended to be created by the Pledge Agreement, or (b) stating that, in the opinion of such counsel, no such action is necessary to make such Securityholder Lien and assignment effective; and each anniversary after qualification of this Indenture under the TIA, an Opinion of Counsel, dated as of such date, either (i) stating that, in the opinion of such counsel, such action has been taken with respect to the recording, registering, filing, rerecording, reregistering and refiling of all supplemental indentures, or other instruments of further assurance as is necessary to maintain the Securityholder Lien of the other Pledge Agreement, or
(ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Securityholder Lien and assignment.

Section 12.3  Release of Pledged Collateral.
              -----------------------------

              (a) The Trustee, in its capacity as trustee under the Pledge Agreement, shall not at any time release Pledged Collateral from the security interest created by the Pledge Agreement unless such release is in accordance with the provisions of this Indenture and the Pledge Agreement.

              (b) At any time when an Event of Default shall have occurred and be continuing, no release of Pledged Collateral pursuant to the provisions of this Indenture and the Pledge Agreement shall be effective as against the Holders of the Securities.

              (c) The release of any Pledged Collateral from the terms of the Pledge Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Pledged Collateral is released pursuant to this Indenture and the Pledge Agreement.

Section 12.4  Satisfaction and Discharge; Defeasance.
              --------------------------------------

     The Company shall be entitled to obtain a full release of all of the Pledged Collateral from the Liens of the Pledge Agreement upon compliance with the conditions precedent set forth in Article Eleven for satisfaction and
                                      --------------
discharge of this Indenture. Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel, each to the effect that such conditions precedent have been complied with, the Trustee shall forthwith take all necessary action (at the request of and the expense of the Company) to release and reconvey to the Company all of the Pledged Collateral, and shall deliver such Pledged Collateral in its possession to the Company including, without limitation; the execution and delivery of releases and satisfactions wherever required (in such form as provided to the Trustee).

Section 12.5  Authorization of Actions To Be Taken by the Trustee Under the
              -------------------------------------------------------------
              Pledge Agreement.
              ----------------

     Subject to the provisions of the Pledge Agreement, (a) the Trustee may, in its sole discretion and without the consent of the Holders, take all actions it deems necessary or appropriate in order to (i) enforce any of the terms of the Pledge Agreement and (ii) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder and (b) the Trustee shall have power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Pledged Collateral by any act that may be unlawful or in violation of the Pledge Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Pledged Collateral (including the power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest thereunder or be prejudicial to the interests of the Holders or of the Trustee.)

Section 12.6  Authorization of Receipt of Funds by the Trustee Under the Pledge
              -----------------------------------------------------------------
              Agreement.
              ---------

     The Trustee is authorized to receive any funds for the benefit of the Holders distributed under the Pledge Agreement, and to make further distributions of such funds to the Holders in accordance with the provisions of this Indenture.

Section 12.7  No Real Property Security.
              ------------------------

     For so long as there remains outstanding any amounts under the Working Capital Line, neither the Notes nor the Guarantees shall be secured by any collateral consisting of Real Property owned now or in the future by any of the Company or the Guarantors, or their respective successors and assigns.

                               ARTICLE THIRTEEN

                           MISCELLANEOUS PROVISIONS

Section 13.1  Incorporators, Equityholders, Officers, Managers and Directors of
              -----------------------------------------------------------------
              Company Exempt from Individual Liability.
              ----------------------------------------

     No director, officer, employee, manager, incorporator or direct or indirect equityholder, past, present or future, of the Company, any Subsidiary or any successor entity or the Trustee shall have any liability for any obligation of the Company or any Subsidiary under this Indenture or the Securities or for any claim based on, in respect of, or by reason of, any such obligation or the creation of any such obligation by reason of his, her or its status as such director, officer, employee, manager, incorporator or equityholder. Each Holder by accepting a Security waives and releases such Persons from all such liability and such waiver and release are part of the consideration for the issuance of the Securities.

Section 13.2  Provisions of Indenture for the Sole Benefit of Parties and
              -----------------------------------------------------------
              Holders of Securities.
              ---------------------

     Nothing in this Indenture or in the Securities expressed or implied, shall give or be construed to give to any person, firm or corporation, other than the parties hereto and their successors and the Holders of the Securities any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and of the Holders of the Securities.

Section 13.3  Successors and Assigns of the Company Bound by Indenture.
              --------------------------------------------------------

     All the covenants, stipulations, promises and agreements in this Indenture or any other Applicable Documents contained by or on behalf of the Company or any Subsidiary shall bind its successors and assigns, whether so expressed or not.

Section 13.4  Notices.
              -------

     Any notice, communication or demand that by any provision of this Indenture is required or permitted to be given or served may be given or served by being personally delivered, deposited postage prepaid, first-class mail, return receipt requested or delivered by telecopier or overnight air courier guaranteeing next day delivery addressed if to the Company to: 2823 McGaw Avenue, Irvine, California 92614; if to the Trustee to: U.S. Bank Trust National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Corporate Trust. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Where this Indenture provides for notice to Holders, such notice shall be sufficiently given (unless otherwise herein expressly provided) it in writing and mailed, first-class postage prepaid, to each Holder entitled thereto, at his last address an it appears in the Security register. In any case where notice to such Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner,, such notice may be waived in writing by the person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but each filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

Section 13.5  Officers' Certificates and Opinions of Counsel; Statements to be
              ----------------------------------------------------------------
              Contained Therein.
              -----------------

     Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent provided for in this indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

     Each Officers' Certificate or Opinion of Counsel provided for in this Indenture (other than pursuant to Section 4.5(a) or Section 12.2 hereof) and
                                  --------------    ------------
delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, information with respect to which is in the possession of the Company, upon the certificate, statement or opinion of or representations by an officer or officers of the Company unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ of the Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

     Any certificate or opinion of any independent firm of public accountants filed with and directed to the Trustee shall contain a statement that such firm is independent.

Section 13.6  Payments Due on Saturdays, Sundays and Holidays.
              -----------------------------------------------

     If the date of maturity of principal of the Securities, or the date fixed for redemption or repayment of any Security shall not be a Business Day, then payment of principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption, and no interest shall accrue for the period after such date.

Section 13.7  Conflict of Any Provision of Indenture with TIA.
              -----------------------------------------------

     If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, TIA (S)(S)
 ----------------------
310 to 316, inclusive, such imposed duties or incorporated provision shall control.

Section 13.8  New York Law to Govern.
              ----------------------

     This Indenture and each Security, shall be deemed to be a contract under the law of the State of New York, and for all purposes shall be construed in accordance with the law of such State, except as may otherwise be required by mandatory provisions of law.

Section 13.9  Counterparts.
              ------------

     This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

Section 13.10 Effect of Headings.
              ------------------

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                           [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of August __, 2000.


                                             NEW MILLENNIUM HOMES, LLC


                                             By:
                                                    ----------------------------
                                             Name:  Greg R. Petersen
                                             Title: President


ATTEST:

By:  ___________________________

                                             U.S. BANK TRUST NATIONAL
                                             ASSOCIATION

                                             By:    ___________________________

                                             Name:  Lori-Anne Rosenberg
                                             Title: Assistant Vice President

                                   EXHIBIT A

                               JOINT AND SEVERAL
                               -----------------
                                   GUARANTY
                                   --------

     JOINT AND SEVERAL GUARANTY, dated as of August ____, 2000 (as amended from time to time, the "Guaranty"), by NM Homes One, Inc. a Delaware corporation
                   --------
("NMH One"), and NM Homes Two, Inc., a Delaware corporation ("NMH Two") (each of NMH One and NMH Two being individually referred to herein as a "Guarantor" and
                                                                ---------
collectively as the "Guarantors" and each such collective reference shall refer
                     ----------
individually and collectively to each of NMH One and NMH Two), in favor of U.S. Bank Trust National Association (the "Beneficiary").
                                      -----------

                                   RECITALS
                                   --------

     A.  Beneficiary is the Trustee under that certain Indenture ("Indenture"),
                                                                   ---------
dated as of August ____, 2000, between Beneficiary and New Millennium Homes, LLC, a Delaware limited liability company ("Principal Obligor"). Pursuant to
                                            -----------------
the Indenture, Principal Obligor is issuing up to $116,843,000 aggregate principal amount of Zero Coupon Notes due 2004 (the "Zero Coupon Notes").
                                                     -----------------

     B.  Each Guarantor is a wholly-owned Subsidiary of the Principal Obligor.

     C. In consideration of the provision of the loan evidenced by the Indenture, the Guarantors have agreed, at the request of the Principal Obligor, to guaranty unconditionally any and all obligations of the Principal Obligor to the Beneficiary under the Indenture as provided herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor agrees as follows:

                                   ARTICLE 1.

                        DEFINITIONS AND RELATED MATTERS

     Section 1.1.  Definitions.  Terms with initial capital letters not
                   -----------
otherwise defined herein have the respective meanings set forth in the
Indenture.   In addition, the following terms with initial capital letters have the following meanings:

     "Beneficiary" is defined in the Preamble.
      -----------

     "Principal Obligor" is defined in the Recitals.
      -----------------

     "Collateral" is defined in Section 2.2.
      ----------                -----------

     "Guarantor" and "Guarantors" are defined in the Preamble.
      ---------       ----------

     "Material", "Material Adverse Effect" or "Material Adverse Change" means
      --------    -----------------------      -----------------------
(i) a condition or event material to, (ii) a material adverse effect on or (iii) a material adverse change in, as the case may be, any one or more of the following: (A) the business, assets, results of operations, financial condition or prospects of the Guarantors or (B) the ability of any Guarantor to perform its obligations hereunder or under any other Applicable Document to which it is a party.

     "Obligations" is defined in Section 2.1.2.
      -----------                -------------

     "Obligor" is defined in Section 2.3.
      -------                -----------

     Section 1.2.  Related Matters.
                   ---------------

          1.2.1.  Construction.  Unless the context of this Guaranty clearly
                  ------------
     requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, "including" is not limiting, and "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder" and similar terms in this Guaranty refer to this Guaranty as a whole (including the Preamble, the Recitals, the Schedules and the Exhibits) and not to any particular provision of this Guaranty. Article, section, subsection, exhibit, schedule, recital and preamble references in this Guaranty are to this Guaranty unless otherwise specified. References in this Guaranty to any agreement, other document or law "as amended" or "as amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals, waivers or other modifications not prohibited by the Note Documents. References in this Guaranty to any law (or any part thereof) include any rules and regulations promulgated thereunder (or with respect to such part) by the relevant Governmental Authority, as amended from time to time.

          1.2.2.  Governing Law.  This Guaranty shall be governed by, and
                  -------------
     construed in accordance with, the laws of the State of New York (other than choice of law rules that would require the application of the laws of any other jurisdiction). No reference herein to any provision of California law shall be construed as a waiver of or otherwise impair the foregoing choice of New York law.

          1.2.3.  Headings.  The Article and Section headings used in this
                  --------
     Guaranty are for convenience of reference only and shall not affect the construction hereof.

          1.2.4.  Severability.  If any provision of this Guaranty shall be held
                  ------------
     to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

          1.2.5.  Independence of Covenants.  All covenants under this Guaranty
                  -------------------------
     shall each be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by an exception thereto, or be otherwise within the limitations thereof, shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

          1.2.6.  Exhibits, Etc.  All of the appendices, exhibits and schedules
                  --------------
     attached to this Guaranty shall be deemed incorporated herein by reference.

          1.2.7.  Time of the Essence.  Time and exactitude in the performance
                  -------------------
     of each of the covenants, conditions and agreements contained in this Guaranty are hereby declared to be of the essence.

                                  ARTICLE 2.

                                   GUARANTY

     Section 2.1.  Guaranty.
                   --------

          2.1.1. The Guarantors unconditionally jointly and severally guaranty and promise to pay to the order of the Beneficiary on demand, in lawful money of the United States of America, any and all Obligations of the Principal Obligor from time to time owed to the Beneficiary. Each Guarantor further agrees that if Principal Obligor shall fail to pay in full when due any of its Obligations, such Guarantor will pay the same on demand, in like currency, as a principal obligor, and not a surety.

          2.1.2.  The term "Obligations" means any and all present and future
                            -----------
     obligations and liabilities of the Principal Obligor to the Beneficiary, or any of its successors or assigns, or any Person entitled to indemnification under the Indenture or the other Applicable Documents which arise under or are evidenced by the Zero Coupon Notes, the Indenture and/or any of the other Applicable Documents, whether for principal, premium, interest, letter of credit or other reimbursement obligations, cash collateral cover, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses), in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable. All Obligations shall be conclusively presumed to have been created in reliance on this Guaranty.

          2.1.3. All payments hereunder shall be made free and clear of any and all deductions, withholdings and setoffs, including withholdings on account of Taxes. If any deduction or withholding shall be required by applicable law, each Guarantor shall be required to pay such additional amounts as may be required so that the net amount received by the Beneficiary, after such deduction or withholding (including with respect to such additional amounts), shall be equal to the amount otherwise required to be paid hereunder.

     Section 2.2.  Termination.  This is a continuing guaranty of the
                   -----------
Obligations and may not be revoked and shall not otherwise terminate unless and until the Obligations have been indefeasibly paid and performed in full. If, notwithstanding the foregoing, any Guarantor shall have any right under applicable law to terminate this Guaranty prior to indefeasible payment in full of the Obligations, no such termination shall be effective until noon the next Business Day after the Beneficiary shall receive written notice thereof, signed by such Guarantor. Any such termination shall not affect this Guaranty in relation to (a) any Obligation that was incurred or arose prior to the effective time of such notice, (b) any Obligation incurred or arising after such effective time where such Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against Principal Obligor, any Guarantor or other guarantor of or any security given for the Obligations ("Collateral") or any other guaranties
                                            ----------
of the Obligations or any portion thereof or (c) any renewals, extensions, readvances, modifications or rearrangements of any of the foregoing or (d) the liability of any other Guarantor hereunder.

     Section 2.3.  Nature of Guaranty.  The liability of each Guarantor
                   ------------------
hereunder is independent of and not in consideration of or contingent upon the liability of Principal Obligor or any other Person directly or indirectly liable on the Obligations or any portion thereof (each of the Principal Obligor, the Guarantors and any such other Person is referred to herein as an "Obligor") and
                                                                  -------
a separate action or actions may be brought and prosecuted against any Guarantor, whether or not any action is brought or prosecuted against Principal Obligor or any other Obligor or whether Principal Obligor or any other Obligor is joined in any such action or actions. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

          2.3.1. the legality, validity or enforceability of the Indenture or any other Applicable Document, any of the Obligations, any Lien or any Collateral or any other guaranties of the Obligations or any portion thereof;

          2.3.2. any defense (other than payment), set-off or counterclaim that may at any time be available to Principal Obligor or any other Obligor against, and any right of setoff at any time held by, the Beneficiary; or

          2.3.3. any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor or any other Obligor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of Principal Obligor or any other Obligor, in bankruptcy or in any other instance.

     Section 2.4.  Authorization.  Each Guarantor authorizes the Beneficiary,
                   -------------
without notice to or further assent by such Guarantor, and without affecting any Guarantor's liability hereunder (regardless of whether any subrogation or similar right that such Guarantor may have or any other right or remedy of such Guarantor is extinguished or impaired), from time to time to:

          2.4.1. permit Principal Obligor to increase or create Obligations, or terminate, release, compromise, subordinate, extend, accelerate or otherwise change the amount or time, manner or place of payment of, or rescind any demand for payment or acceleration of, the Obligations or any part thereof, or otherwise amend the terms and conditions of the Indenture, any other Applicable Document or any provision thereof,

          2.4.2. take and hold Collateral from Principal Obligor or any other Person, perfect or refrain from perfecting a Lien on such Collateral, and exchange, enforce, subordinate, release (whether intentionally or unintentionally), or take or fail to take any other action in respect of, any such Collateral or Lien or any part thereof,

          2.4.3. exercise in such manner and order as it elects in its sole discretion fail to exercise, waive, suspend, terminate or suffer expiration of, any of the remedies or rights of the Beneficiary against Principal Obligor or any other Obligor in respect of any Obligations or any Collateral;

          2.4.4. release, add or settle with any Obligor in respect of this Guaranty, any other Applicable Document or the Obligations;

          2.4.5.  accept partial payments on the Obligations;

          2.4.6. refund at any time, at the Beneficiary's sole discretion, any payments or recoveries received by the Beneficiary in respect of any Obligations or Collateral; and

          2.4.7. otherwise deal with Principal Obligor, any other Obligor and any Collateral as the Beneficiary may elect in its sole discretion.

     Section 2.5.  Certain Waivers.  Each Guarantor waives:
                   ---------------

          2.5.1. the right to require the Beneficiary to proceed against Principal Obligor or any other Obligor, to proceed against or exhaust any Collateral or to pursue any other remedy in the Beneficiary's power whatsoever and the right to have the property of the Principal Obligor or any other Obligor first applied to the discharge of the Obligations;

          2.5.2. all rights and benefits under applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in other respects more burdensome than that of the principal;

          2.5.3. the benefit of any statute of limitations affecting the Obligations or any Guarantor's liability hereunder;

          2.5.4. any requirement of marshalling or any other principle of election of remedies and all rights and defenses arising out of an election of remedies by the Beneficiary, even though that election of remedies, such as nonjudicial foreclosure with respect to the security for a guaranteed obligation, has destroyed any Guarantor's rights of subrogation and reimbursement against Principal Obligor by the operation of Section 580d of the California Code of Civil Procedure or otherwise;

          2.5.5. any right to assert against the Beneficiary any defense (legal or equitable), set-off, counterclaim and other right that any Guarantor may now or any time hereafter have against Principal Obligor or any other Obligor;

          2.5.6. presentment, demand for payment or performance (including diligence in making demands hereunder), notice of dishonor or nonperformance, protest, acceptance and notice of acceptance of this Guaranty, and all other notices of any kind;

          2.5.7. any rights, defenses and other benefits any Guarantor may have by reason of (i) any failure of the Beneficiary to hold a commercially reasonable public or private foreclosure sale or otherwise to comply with applicable law in connection with a disposition of Collateral; and

          2.5.8. all defenses that at any time may be available to any Guarantor by virtue of any valuation, stay, moratorium or other law now or hereafter in effect and ALL RIGHTS AND DEFENSES THAT, NOTWITHSTANDING
     SECTION 1.2.2, ARE OR MAY BECOME AVAILABLE TO SUCH GUARANTOR BY REASON OF
     -------------
     SECTIONS 2787 TO 2855, INCLUSIVE, AND SECTION 3433 OF THE CALIFORNIA CIVIL CODE OR OTHER SIMILAR APPLICABLE LAW.

     Section 2.6.  Subrogation; Certain Agreements.
                   -------------------------------

          2.6.1. EACH GUARANTOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHTS TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT THE BENEFICIARY MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE OBLIGATIONS AGAINST PRINCIPAL OBLIGOR OR ANY OTHER OBLIGOR, ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, WHETHER REAL OR PERSONAL PROPERTY, NOW OR HEREAFTER HELD BY THE BENEFICIARY, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY CODE) ANY GUARANTOR MAY HAVE AGAINST PRINCIPAL OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT HEREUNDER, UNLESS AND UNTIL THE OBLIGATIONS SHALL HAVE BEEN PAID IN FULL.

          2.6.2. Each Guarantor assumes the responsibility for being and keeping itself informed of the financial condition of Principal Obligor and each other Obligor and of all other circumstances bearing upon the risk of nonpayment of the Obligations that diligent inquiry would reveal, and agrees that the Beneficiary shall have no duty to advise any Guarantor of information regarding such condition or any such circumstances.

     Section 2.7.  Bankruptcy No Discharge.
                   -----------------------

          2.7.1.  Without limiting Section 2.3, this Guaranty shall not be
                                   -----------
     discharged or otherwise affected by any bankruptcy, reorganization or similar proceeding commenced by or against Principal Obligor or any other Obligor, including (i) any discharge of, or bar or stay against collecting, all or any part of the Obligations in or as a result of any such proceeding, whether or not assented to by the Beneficiary, and (ii) any disallowance of all or any portion of the Beneficiary's claim for repayment of the Obligations. Each Guarantor understands and acknowledges that by virtue of this Guaranty, it has specifically assumed any and all risks of any such proceeding with respect to Principal Obligor and each other Obligor.

          2.7.2. Any Event of Default under Section 7.1 of the Indenture shall render all Obligations automatically due and payable for purposes of this Guaranty, notwithstanding any stay of the right of the Beneficiary to accelerate the Obligations.

          2.7.3. Notwithstanding anything to the contrary herein contained, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by the Beneficiary in connection with any bankruptcy, reorganization or similar proceeding involving Principal Obligor, any other Obligor or otherwise, if the proceeds of any Collateral are required to be returned by the Beneficiary under any such circumstances, or if the Beneficiary elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received.

     Section 2.8.  Maximum Liability of Guarantors.
                   -------------------------------

     If the obligations of any Guarantor hereunder otherwise would be subject to avoidance under Section 548 of the Bankruptcy Code or any applicable state law relating to fraudulent conveyances or fraudulent transfers, taking into consideration such Guarantor's (i) rights of reimbursement and indemnity from the Principal Obligor with respect to amounts paid by such Guarantor, (ii) rights of subrogation to the rights of the Beneficiary and (iii) rights of contribution from each other Obligor (including pursuant to Section 2.9), then
                                                            -----------
such obligations hereby are reduced to the largest amount that would make them not subject to such avoidance.

     Section 2.9.  Right of Contribution.  In order to provide for just and
                   ---------------------
equitable contribution among the Guarantors and any other Obligors, other than the Principal Obligor (for purposes of this Section 2.9 only, each Guarantor and
                                            -----------
each such other Obligor is referred to as a "Guarantor"), in connection with the
                                             ---------
execution of this Guaranty, the Guarantors have agreed among themselves that if any Guarantor satisfies some or all of the Obligations (a "Funding Guarantor"),
                                                           -----------------
the Funding Guarantor shall be entitled to contribution from the other Guarantors that have positive Maximum Net Worth (as defined below) for all payments made by the Funding Guarantor in satisfying the Obligations, so that each Guarantor that remains obligated under this Guaranty or any other guaranty for the Obligations at the time that a Funding Guarantor makes such payment (a "Remaining Guarantor") and has a positive Maximum Net Worth shall bear a portion
--------------------
of such payment equal to the percentage that such Remaining Guarantor's Maximum Net Worth bears to the aggregate Maximum Net Worth of all Remaining Guarantors that have positive Maximum Net Worth.

     As used herein, "Net Worth" means, with respect to any Guarantor, the
                      ---------
amount, as of the respective date of calculation, by which the sum of a Person's assets (including subrogation, indemnity, contribution, reimbursement and similar rights that the Guarantor may have), determined on the basis of a "fair valuation" or their "fair saleable value" (whichever is the applicable test under Section 548 and other relevant provisions of the Bankruptcy Code and the relevant state fraudulent conveyance or transfer laws), is greater than the amount that will be required to pay all of such Person's debts, in each case matured or unmatured, contingent or otherwise, as of the date of calculation, but excluding liabilities arising under this Guaranty or any other guaranty for the Obligations and excluding, to the maximum extent permitted by applicable law with the objective of avoiding rendering such Person insolvent, liabilities subordinated to the Obligations arising out of loans or advances made to such Person by any other Person. "Maximum Net Worth" means, with respect to any
                             -----------------
Guarantor, the greatest of the Net Worths of such Guarantor calculated as of the following dates: (A) the date on which such Person becomes a Guarantor, (B) the date on which such Guarantor expressly reaffirms this Guaranty or the other guaranty to which it is a party, (C) the date on which demand for payment is made on such Guarantor hereunder or under such other guaranty, (D) the date on which payment is made by such Guarantor hereunder or thereunder or (E) the date on which any judgment, order or decree is entered requiring such Guarantor to make payment hereunder or in respect hereof or under or in respect of such other guaranty. The meaning of the terms "fair valuation" and "fair saleable value"
                                    --------------       -------------------
and the calculation of assets and liabilities shall be determined and made in accordance with the relevant provisions of the Bankruptcy Code and applicable state fraudulent conveyance or transfer laws.

                                  ARTICLE 3.

                        REPRESENTATIONS AND WARRANTIES

     Each Guarantor makes the following representations and warranties, all of which shall survive until termination of this Guaranty pursuant to Section 2.2.
                                                                   -----------

     Section 3.1.  Organization, Powers and Good Standing.  Each Guarantor is a
                   --------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority and the legal right to own and operate its properties and to carry on its business as heretofore conducted and proposed to be conducted. Each Guarantor has all requisite power and authority to enter into this Guaranty and the other Applicable Documents to which it is a party and to carry out the transactions contemplated hereby and thereby. Each Guarantor possesses all governmental approvals, in full force and effect, free from burdensome restrictions, that are necessary in all Material respects for the ownership, maintenance and operation of its properties and conduct of its business as now conducted, and is not in Material violation thereof. Each Guarantor is duly qualified and in good standing as a foreign entity and authorized to do business in each state where the nature of its business activities conducted or properties owned or leased requires it to be so qualified and where the failure to be so qualified would have a Material Adverse Effect.

     Section 3.2.  Authorization, Binding, Effect, No Conflict, Etc.  The
                   ------------------------------------------------
execution, delivery and performance by each Guarantor of this Guaranty and each other Applicable Document to which it is a party have been duly authorized by all necessary action. This

Guaranty and each such other Applicable Document has been duly executed and delivered by each Guarantor party thereto and is a legal, valid and binding obligation of such Guarantor, enforceable against it in accordance with its terms, except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally. The execution, delivery and performance by the Guarantors of this Guaranty and each other Applicable Document to which any Guarantor is a party, and the consummation of the transactions contemplated hereby or thereby, do not and will not (a) violate any provision of the charter or bylaws of such Guarantor, (b) conflict with, result in a breach of or constitute (or, with the giving of notice or lapse of time, or both, would constitute) a default under, or require the approval or consent of any Person pursuant to, any Material Contractual Obligation of such Guarantor or violate any provision of applicable law binding on such Guarantor, except where such conflict, breach, default or violation would not, individually or in the aggregate, have a Material Adverse Effect or subject the Beneficiary to any liability, or (c) result in the creation or imposition of any Lien of any nature whatsoever upon any of such Guarantor's assets except for Liens created under the Applicable Documents. Except for filings and recordings in connection with the perfection of Liens created by the Collateral Documents, all of which have been made and are in full force and effect, no governmental approval is or will be required in connection with the execution, delivery and performance by any Guarantor of this Guaranty or any other Applicable Document to which any Guarantor is a party, or the consummation of transactions contemplated hereby or thereby, or to ensure the legality, validity or enforceability hereof or thereof, except where the failure to obtain such governmental approval would not have a Material Adverse Effect or subject the Beneficiary to any liability.

     Section 3.3.  Financial Benefit.  Each Guarantor hereby acknowledges and
                   -----------------
warrants it has derived or expects to derive a financial advantage from each loan or other extension of credit and each renewal, extension, release of Collateral, or other relinquishment of legal rights, made or granted or to be made or granted by the Beneficiary in connection with the Obligations.

     Section 3.4.  Solvency.  After giving effect to this Guaranty and any
                   --------
Applicable Documents to which any Guarantor is a party, and the transactions contemplated hereby and thereby, each Guarantor is not Insolvent or left with assets that are, or capital that is, unreasonably small in relation to its business or the Obligations. No Guarantor intends to incur, and in connection with this Guaranty and any Applicable Documents to which any Guarantor is a party, and the performance of its obligations contemplated hereby and thereby, no Guarantor will incur, debts beyond its ability to pay them as they mature. No Guarantor has executed this Guaranty and any other Applicable Documents to which such Guarantor is a party, or made any transfer or incurred any obligations thereunder, with actual intent to hinder, delay or defraud either present or future creditors. "Insolvent" means, with respect to any Guarantor,
                   ---------
that (a) determined on the basis of a "fair valuation" or their "fair saleable value" (whichever is the applicable test under Section 548 and other relevant provisions of the Bankruptcy Code and the relevant state fraudulent conveyance or transfer laws) the sum of such Guarantor's assets is less than its debts, or
(b) such Guarantor is generally not paying its debts as they become due. The meaning of the terms "fair valuation" and "fair saleable value" and the
                      --------------       -------------------
calculation of assets and liabilities shall be determined and made in accordance with the relevant provisions of the Bankruptcy Code and applicable state fraudulent conveyance or transfer laws.

     Section 3.5.  Review of Documents; Understanding With Respect to Waivers.
                   ----------------------------------------------------------
Each Guarantor hereby acknowledges that it has copies of and is fully familiar with the Indenture and each other Applicable Document executed and delivered by such Guarantor or any other Obligor. Each Guarantor warrants and agrees that each waiver set forth in this Guaranty is made with such Guarantor's full knowledge of its significance and consequences and after opportunity to consult with counsel of its own choosing and that, under the circumstances, each such waiver is reasonable and should not be found contrary to public policy or law.

                                  ARTICLE 4.

                                   COVENANTS

     Each Guarantor covenants that it will comply with all covenants pertaining to it, its assets and its obligations under of the Indenture and that it shall perform each and all of the following until termination of this Guaranty pursuant to Section 2.3.
            -----------

     Section 4.1.  Existence; Properties; Etc.  Each Guarantor will at all times
                   --------------------------
preserve and maintain its existence as a corporation, and any rights and franchises material to its business and maintain in good repair, working order and condition (ordinary wear and tear excepted), all of the Material properties useful or necessary to its business, and from time to time each Guarantor will make or cause to be made all appropriate repairs, renewals and replacements thereto.

                                  ARTICLE 5.

                                 MISCELLANEOUS

     Section 5.1.  Expenses.  Each Guarantor shall pay to the Beneficiary any
                   --------
and all costs, fees and expenses, (including attorneys' fees and expenses), that the Beneficiary may incur in connection with (a) the collection of all sums guarantied hereunder or (b) the exercise or enforcement of any of the rights, powers or remedies of the Beneficiary under this Guaranty or applicable law. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest at a rate equal to 10% per annum so long as no Event of Default has occured and is continuing and, during the existence of an Event of Default at a rate equal to the lesser of (i) 18% per annum (based on a year of 365 or 366 days, as the case may be), or (ii) the maximum rate allowed by applicable law, from and including the due date to and excluding the date of payment.

     Section 5.2.  Amendments and Other Modifications.  No amendment of any
                   ----------------------------------
provision of this Guaranty (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the parties hereto. Any waiver or consent relating to any provision of this Guaranty shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     Section 5.3.  Cumulative Remedies; Failure or Delay.  The rights and
                   -------------------------------------
remedies provided for under this Guaranty are cumulative and are not exclusive of any rights and remedies that may be available to the Beneficiary under applicable law or otherwise. No failure or delay on the part of the Beneficiary in the exercise of any power, right or remedy under this Guaranty shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

     Section 5.4.  Notices, Etc.  All notices and other communications under
                   ------------
this Guaranty shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by prepaid telex, telecopy or telegraph and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this Section 5.4,
                                                                 -----------
all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on Schedule 5.4.
             ------------

     Section 5.5.  Successors and Assigns.  This Guaranty and each amendment
                   ----------------------
hereof shall be binding upon and, subject to the next sentence, inure to the benefit of each Guarantor, the Beneficiary and their respective successors and assigns. No Guarantor shall assign any of its rights or obligations hereunder without the prior written consent of the Beneficiary, other than assignment to the New Entities. The benefit of this Guaranty shall automatically pass with any assignment of the Obligations (or any portion thereof), to the extent of such assignment.

     Section 5.6.  Choice of Forum.
                   ---------------

          5.6.1. Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Guaranty may be tried and litigated in state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE GUARANTORS AND THE BENEFICIARY/BENEFICIARIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON COVENIENS, TO ASSERT THAT IT IS
                                    ----- --- ---------
     NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

          5.6.2. Each Guarantor hereby irrevocably appoints CT Corporation System (the "Process Agent," which has consented thereto) with offices on
                  -------------
     the date hereof at 111 Eighth Avenue, New York, New York, 10011 as Process Agent to receive for and on behalf of such Guarantor service of process in the County of New York relating to this Guaranty. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST ANY GUARANTOR MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF SUCH GUARANTOR AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON SUCH GUARANTOR, SUFFICIENT FOR PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON SUCH GUARANTOR FOR ALL PURPOSES,

     NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO SUCH GUARANTOR, OR ANY FAILURE ON THE PART OF SUCH GUARANTOR TO RECEIVE THE SAME. Each Guarantor confirms that it has instructed the Process Agent to mail to such Guarantor, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at such Guarantor's address set forth in Schedule 5.4, or to such other address as such Guarantor may
              ------------
     notify the Process Agent in writing. Each Guarantor agrees that it will at all times maintain a process agent to receive service of process in the County of New York on its behalf with respect to this Guaranty. If for any reason the Process Agent or any successor thereto shall no longer serve as such process agent or shall have changed its address without notification thereof to the Beneficiary, such Guarantor, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to the Beneficiary in the County of New York and advise the Beneficiary thereof.

     Section 5.7.    Execution in Counterparts.  This Guaranty may be executed
                     -------------------------
in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall become effective upon the execution of a counterpart hereof by each of the parties hereto.

     Section 5.8.    Complete Agreement.  This Guaranty, together with the
                     ------------------
exhibits and schedules hereto and the other Applicable Documents, is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

     Section 5.9.    Limitation of Liability.  No claim shall be made by any
                     -----------------------
Guarantor against the Beneficiary or the affiliates, directors, officers, employees or agents of the Beneficiary for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Guaranty, or any act, omission or event occurring in connection therewith; and each Guarantor waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

     Section 5.10.   WAIVER OF TRIAL BY JURY.  EACH GUARANTOR AND THE
                     -----------------------
BENEFICIARY/BENEFICIARIES (BY ACCEPTANCE HEREOF) WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS GUARANTY OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

     IN WITNESS WHEREOF, the parties hereto have duty executed this Guaranty as of the date set forth above.

                              GUARANTORS
                              ----------

                              NM HOMES ONE, INC., a Delaware
                              corporation

                              By:
                                 -------------------------------
                                 Name: Greg R. Petersen
                                 Title: President

                              NM HOMES TWO, INC., a Delaware
                              corporation

                              By:
                                 -------------------------------
                                 Name: Greg R. Petersen
                                 Title: President

                                                                    SCHEDULE 5.4

                                   ADDRESSES
                                   ---------

NM Homes One, Inc.
2823 McGaw Avenue
Irvine, California 92614
Attn:  Chief Executive Officer and Chief Financial Officer

NM Homes Two, Inc.
2823 McGaw Avenue
Irvine, California 92614
Attn:  Chief Executive Officer and Chief Financial Officer

with a copy to:

Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, California 90071-3197
Attention:  Karen E. Bertero and Dennis B. Arnold

                                   EXHIBIT B

                                 FORM OF NOTE
                                 ------------
                                      AND
                                      ---
                         CERTIFICATE OF AUTHENTICATION
                         -----------------------------

                           NEW MILLENNIUM HOMES, LLC
                 ZERO COUPON SENIOR NOTE DUE DECEMBER 31, 2004

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 OR RULE 144A UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO SUCH ACT, PROVIDED THAT, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY SATISFACTORY IN FORM AND SUBSTANCE IS FURNISHED TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT IS AVAILABLE.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR FEDERAL INCOME TAX PURPOSES. PLEASE CONTACT THE CHIEF EXECUTIVE OFFICER OF NEW MILLENNIUM HOMES, LLC AT 2823 MCGAW AVENUE, IRVINE, CALIFORNIA 92614 FOR THE INFORMATION DESCRIBED IN TREASURY REGULATIONS
SECTION 1.1275-3(B)(1)(i).

                     Zero Coupon Note due December 31, 2004
No.

     New Millennium Homes, LLC a Delaware limited liability company (the "Company") which term includes any successor corporation, for value received promises to pay to the order of the Holder, or registered assigns, the principal sum of _____________ on December 31, 2004.

     This Security is continued on the following page and the additional provisions set forth therein shall for all purposes have the same effect as if set forth at this place.

     IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed to, or imprinted on, this Security.

                                 NEW MILLENNIUM HOMES, LLC


                                By:
                                    ---------------------------------------
                                    Name:
                                    Title:

Attest:



-------------------------
Assistant Secretary


                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the Securities described in the within mentioned Indenture.


Dated:                               U.S. BANK TRUST NATIONAL
                                     ASSOCIATION as Trustee

                                     By:
                                        ------------------------------
                                        Authorized Signature

                           NEW MILLENNIUM HOMES, LLC
                     ZERO COUPON NOTE DUE DECEMBER 31, 2004

     1.  Method of Payment.
         -----------------

     The Company will pay the principal of this Security to the Holder that surrenders this Security to a Paying Agent on or after December 31, 2004 or, in the event of a redemption of this Security, on or after the Redemption Date, as described below. To the extent lawful, the Company shall pay interest on overdue principal and premium (if any) at the rate of 6.62% per annum. The Company will pay principal and interest, if any, in U.S. Legal Tender by check. If this Security is a Global Security, all payments in respect of this Security will be made to the Depository or its nominee in immediately available funds in accordance with customary procedures established from time to time by the Depository.

     2.  Paying Agent and Registrar.
         --------------------------

     Initially, U.S. Bank Trust National Association (the "Trustee") will act as Paying Agent and registrar for the Securities. The Company may change any Paying Agent, co-Paying Agent, registrar or co-registrar without notice. Except as provided in the Indenture, the Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, registrar or co-registrar.

     3.  Indenture.
         ---------

     The Company issued this Security under an Indenture dated as of August __, 2000 (the "Indenture") among the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein.
The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.
Code (S)(S) 77aaa - 77bbbb).   The Securities are subject to all such terms, and
Holders of the Securities are referred to the Indenture and said Act for a statement of such terms. In the event of any conflict between this Security and the Indenture, the Indenture shall govern. The Securities are secured obligations of the Company limited in aggregate principal amount to $116,843,000.

     The Holder hereof, by accepting this Security, agrees to be bound by all of the terms and provisions of the Indenture applicable to such Holder.

     The Company will furnish to any Holder of a Security upon written request and without charge a copy of the Indenture. Requests may be made to: New Millennium Homes, LLC, 2823 McGaw Avenue, Irvine, California 92614.

     4.  Security.
         --------

     The Securities are secured by a lien in favor of the Trustee on the Pledged Collateral, which consists of the Capital of the Company's Subsidiaries, and the Guaranty. Reference is hereby made to the Indenture, the Pledge Agreement and Guaranty for a description of the Pledged Collateral thereby pledged and assigned and the nature and extent of the security.

     5.  Optional Redemption.
         -------------------

     The Securities may be redeemed at any time in whole or in part, at a Redemption Price equal to 100% of the aggregate principal amount of the Securities then Outstanding, plus accrued and unpaid interest thereon to the Redemption Date.

     6.  Mandatory Redemption.
         --------------------

     As more fully set forth in the Indenture, under certain circumstances the Company is required to redeem Securities with Excess Cash Proceeds at a Redemption Price equal to 100% of the aggregate principal amount of the Securities so redeemed.

     7.  Notice of Redemption.
         --------------------

     Notice of Redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part, but not in denominations of less than $1,000.

     From and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been made available for redemption on such Redemption Date, the only right of the Holders of such Securities will be to receive payment of the Redemption Price.

     8.  Put Provisions.
         --------------

     As provided in and subject to the terms of the Indenture, upon a Change of Control, each Holder will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased.

     9.  Restrictive Covenants.
         ---------------------

     The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, incur additional Indebtedness, make payments in respect of its Capital or certain Indebtedness, merge or consolidate with any other person or sell, lease, transfer or otherwise dispose of all or substantially all of its properties or assets and undertake certain transactions with Affiliates. The limitations are subject to a number of important qualifications and exceptions. The Company must annually (and in certain instances, more frequently) report to the Trustee on compliance with such limitations.

     10.  Asset Sales.
          -----------

     As more fully set forth in the Indenture, the Indenture provides that the Company must apply certain proceeds resulting from certain Asset Sales to the repurchase of Securities under certain circumstances in an Excess Proceeds Offer at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the date of purchase. A Holder of Securities may tender or refrain from tendering in any Excess Proceeds Offer all or any portion of its Securities at its discretion by completing the form entitled "Option of Holder to Elect Purchase" appearing on the reverse side of this Security.

     11.  Defaults and Remedies.
          ---------------------

     If an Event of Default occurs and is continuing, subject to certain exceptions, the Trustee or the Holders of at least 25% in principal amount of Securities may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the Securities then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold notice in certain circumstances.

     12.  Denominations; Transfer; Exchange.
          ---------------------------------

     The Securities are in fully registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Company need not register the transfer of or exchange any Securities selected for redemption. Also, the Company need not issue, exchange or register the transfer of any Securities for a period of 15 days prior to the selection of the Securities to be redeemed.

     In accordance with the provisions of the Indenture and subject to certain limitations therein set forth, an owner of a beneficial interest in a Global Security may request a Security in certificated form, in exchange in whole or in part, as the case may be, for such beneficial owner's interest in the Global Security. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in certificated form of Securities in authorized denominations equal in principal amount to such beneficial interest and to have such Securities registered in its name.

     13.  Persons Deemed Owners.
          ---------------------

     The registered Holder of a Security may be treated as the owner of it for all purposes.

     With respect to Global Securities, the Depository shall grant proxies and otherwise authorize Holders of Global Securities to give or take any request, demand, authorization, direction, notice, consent, waiver or other action which a Holder of a Security is entitled to give or take under the Indenture.

     14.  Unclaimed Money.
          ---------------

     If money deposited with or paid to the Trustee or any Paying Agent for the payment of principal, premium (if any) or interest (if any) on the Securities remains unclaimed for 2 years, the Trustee and any such Paying Agent will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agent with respect to such money shall cease.

     15.  Discharge Prior to Redemption or Maturity.
          -----------------------------------------

     If the Company at any time deposits with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Securities (including the financial covenants, but excluding certain obligations, including without limitation its obligation to pay the principal of the Securities).

     16.  Amendment; Supplement; Waiver.
          -----------------------------

     Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities and certain existing Defaults or Events of Default or compliance with any provisions may be waived with the consent of the Holders of at least a majority in aggregate principal amount of the outstanding Securities. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Securities to, among other things, cure any ambiguity, correct or supplement any provision which may be inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under the Indenture which shall not be inconsistent with the provisions of the Indenture (provided such amendment or supplement does not adversely affect the rights of any of the Holders), provide for any additional rights or benefits to Holders or make any change that does not adversely affect the rights of any Holder.

     17.  Successors.
          ----------

     When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

     18.  Trustee Dealings with Company.
          -----------------------------

     The Trustee under the indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.

     19.  No Recourse Against Others.
          --------------------------

     No stockholder, director, officer, employee, manager, incorporator or direct or indirect equityholder, past, present or future, of the Company or any successor corporation shall have any liability for any obligation of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of a Security by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     20.  Authentication.
          --------------

     This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the face of this Security.

     21.  Abbreviation.
          ------------

     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

                              [FORM OF ASSIGNMENT]



     I or we assign and transfer this Security to
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

Please insert social security or other
identifying number of assignee


-----------------------

and irrevocably appoint ________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated                                                  Signed
      ----------------                                       -------------------

---------------------------------------------------------------------------
(Sign exactly as name appears on the other side of this Security)

Signature Guarantee
by a member of the
Medallion Program:
                  ---------------------

                       OPTION OF HOLDER TO ELECT PURCHASE


     If you elect to have this Security purchased by the Company pursuant to
Section 4.12 or 4.16 of the Indenture, check the box: [_]

     If you wish to have a portion of this Security purchased by the Company pursuant to Section 4.12 or 4.16 of the Indenture, state the amount (in original principal amount):

          $
           -------------------

Date:                                Your Signature:
     -----------------------                         ----------------------
                                                     (Sign exactly as your
                                                     name appears on the other
                                                     side of this Security)

Signature Guarantee
by a member of the
Medallion Program:
                  ---------------------